1998-C1-CTL                                                 EXECUTION COPY



                        MORTGAGE LOAN PURCHASE AGREEMENT

     This Mortgage Loan Purchase Agreement, dated as of March 1, 1998 (the "Agreement"), is between Merrill Lynch Mortgage Investors, Inc., a Delaware corporation (the "Company"), and Daiwa Finance Corp. (the "Mortgage Loan Seller"). The Mortgage Loan Seller agrees to sell, and the Company agrees to purchase, the mortgage loans (the "Mortgage Loans") described in, and set forth in, the Mortgage Loan Schedule attached as Exhibit A to this Agreement (the "Mortgage Loan Schedule"). The Company intends to deposit the Mortgage Loans and other assets into a trust (the "Trust") and cause the creation of a series of certificates to be known as Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1998-C1-CTL (the "Certificates"), evidencing beneficial ownership interests in the Mortgage Loans and other assets (including, without limitation, other mortgage loans), under a Pooling and Servicing Agreement, to be dated as of March 1, 1998 (the "Pooling and Servicing Agreement"), among the Company, as depositor, GMAC Commercial Mortgage Corporation, as master servicer and special servicer (in each capacity, the "Master Servicer" and "Special Servicer", respectively) and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Pooling and Servicing Agreement without giving effect to any amendment thereto unless the Mortgage Loan Seller has given its consent to such amendment in writing and signed by a duly authorized officer of the Mortgage Loan Seller.

     1. Purchase Price; Purchase and Sale. The purchase price (the "Purchase Price") for the Mortgage Loans shall consist of a cash amount equal to (i) 100% of the outstanding principal balance of the Mortgage Loans as of the Cut-Off Date plus (ii) interest accrued on the Mortgage Loans at the related Mortgage Rate up to but excluding the Closing Date. The Purchase Price amount shall be payable by the Company to the Mortgage Loan Seller on March 31,1998 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date") in immediately available funds. The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of Willkie Farr & Gallagher, 153 East 53rd Street, New York, New York 10022, at 10:00a.m. (New York time), on the Closing Date.

     On the Closing Date, the Mortgage Loan Seller shall sell, transfer, assign, set over and convey to the Company, without recourse, and the Company shall purchase, all the right, title and interest of the Mortgage Loan Seller in and to the Mortgage Loans, including all interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date, together with all of the Mortgage Loan Sellers right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance policies. All scheduled payments of interest and principal due before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of interest and principal collected before the Cut-Off Date, shall belong to, and be promptly remitted to the Mortgage Loan Seller. The Company hereby directs the Mortgage Loan Seller, and the Mortgage Loan Seller hereby agrees, to deliver to each of the Trustee, the Master Servicer and the Special Servicer all documents, instruments and agreements required to be delivered by the Company to the Trustee, the Master Servicer and the Special Servicer under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such
Section 2.01 and such other documents, instruments and agreements as the Company or the Trustee, the Master Servicer and the Special Servicer shall reasonably request. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans.

     2. Representations and Warranties and Covenants. (a) The Mortgage Loan Seller hereby represents and warrants to the Company as of the date hereof and as of Closing Date that:

          (i) The Mortgage Loan Seller is a New York corporation duly organized, validly existing and in good standing under the laws of the State of New York, with the necessary corporate power and authority to own its assets and conduct its business as now being conducted, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the value of the Mortgage Loans and the ability of the Mortgage Loan Seller to perform its obligations hereunder, and the Mortgage Loan Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the necessary corporate power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with this Agreement;

          (ii) This Agreement has been duly authorized, executed and delivered by the Mortgage Loan Seller and assuming the due authorization, execution and delivery by the Company, will constitute a legal, valid and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of

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


     creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), or by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

          (iii) The execution and delivery of this Agreement by the Mortgage Loan Seller and the performance of its obligations hereunder (1)will not conflict with any provision of any law or regulation to which the Mortgage Loan Seller is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Mortgage Loan Sellers organizational documents or any agreement or instrument to which the Mortgage Loan Seller is a party or by which it is bound, or any order or decree applicable to the Mortgage Loan Seller, or result in the creation or imposition of any lien on any of the Mortgage Loan Sellers assets or property, in each case which would materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement; and (2)does not require the consent of any third party or such consent has been obtained.

          (iv) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Mortgage Loan Seller, threatened against the Mortgage Loan Seller in any court or by or before any other governmental agency or instrumentality which, in the Mortgage Loan Sellers good faith and reasonable judgment, would materially and adversely affect the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to enter into or which would be likely to impair materially and adversely the ability of the Mortgage Loan Seller to carry out the transactions contemplated by, this Agreement;

          (v) The Mortgage Loan Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that, in the Mortgage Loan Sellers good faith and reasonable judgment, would materially and adversely affect the condition (financial or other) or operations of the Mortgage Loan Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder;

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Mortgage Loan Seller of or compliance by the Mortgage Loan Seller with this Agreement or the consummation of the transactions contemplated by this Agreement, other than those which have been obtained by the Mortgage Loan Seller;

          (vii) The transfer, assignment and conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Company is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction; and

          (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Mortgage Loan Seller will report the transfer of the Mortgage Loans to the Company as a sale of the Mortgage Loans to the Company. The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans to the Company will constitute reasonably equivalent value and fair consideration for the Mortgage Loans. The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Company. The Mortgage Loan Seller is not selling the Mortgage Loans to the Company with any intent to hinder, delay or defraud any of the creditors of the Mortgage Loan Seller.

     (b) The Mortgage Loan Seller hereby makes the representations and warranties contained in Schedule I, Schedule II and Schedule III with respect to each Mortgage Loan as of the date specified therein or, if no such date is specified, as of the Closing Date.

     (c) The Mortgage Loan Seller hereby covenants that it shall, within 10 days of the Closing Date, notify the Lease Enhancement Policy Issuer and the RVI Insurer that (i) both the Master Servicer and Special Servicer shall be sent notices under each Lease Enhancement Policy and RVI Policy, and (ii) the Master Servicer c/o Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1998-C1-CTL, shall be the loss payee under each RVI Policy and the named insured under each Lease Enhancement Policy.

     3. Notice of Breach; Cure and Repurchase.

     (a) Pursuant to the Pooling and Servicing Agreement, the Mortgage Loan Seller and the Company shall be given notice of any Breach or Document Defect that materially and adversely affects the value of such Mortgage Loan or the interests of the holders of the Certificates therein.

     (b) Upon notice pursuant to Section 3(a) herein, the Mortgage Loan Seller shall, not later than 90 days from the Mortgage Loan Sellers receipt of notice of such Breach or Document Defect (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a qualified mortgage within the meaning of the Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended (a "Qualified Mortgage"), not later than 90 days of any party to this Agreement or to the Pooling and Servicing Agreement discovering such Document Defect or Breach), if such Breach or Document Defect shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein, cure such Document Defect or Breach, as the case may be, in all material respects or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within the periods hereinafter set forth, repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below); provided, however, that if such Document Defect or Breach is capable of being cured but not within such 90-day period, such Document Defect or Breach does not relate to any Mortgage Loan not being treated as a Qualified Mortgage, and the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Mortgage Loan Seller shall (A) with respect to any Breach, have an additional 90 day period to complete such cure (or failing such cure, to complete such repurchase) and (B) with respect to any Document Defect, have additional 90 day periods up to but not exceeding the second anniversary of the Closing Date to complete such cure (or failing such cure, to complete such repurchase); provided, further, that with respect to each additional 90-day period, the Mortgage Loan Seller shall have delivered an Officers Certificate to the Trustee setting forth the reason such Document Defect or Breach is not capable of being cured within the initial 90-day period or additional 90-day period, as applicable, and what actions the Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that the Mortgage Loan Seller anticipates that such Document Defect or Breach will be cured within such additional 90-day period. If the affected Mortgage Loan is to be repurchased, Mortgage Loan Seller shall remit the Repurchase Price in immediately available funds to the Trustee. The delivery of a binding commitment to issue a policy of lenders title insurance in lieu of the delivery of the actual policy of lenders title insurance shall not be considered a Document Defect with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on

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

its behalf not later than the 90th day following the Closing Date.

     The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement without giving effect to any amendment thereto unless the Mortgage Loan Seller has given its consent to such amendment in writing and signed by a duly authorized officer of the Mortgage Loan Seller.

     (c) Upon any repurchase of a Mortgage Loan contemplated by Section 3(b) above, the Trustee, the Servicer and the Special Servicer shall each tender to the Mortgage Loan Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned, as the case may be, to the Mortgage Loan Seller.

     (d) This Section 3 of this Agreement provides the sole and exclusive remedy available to the Company, the Trustee, the Certificateholders, or the Trustee on behalf of the Certificateholders or any other party, respecting any Document Defect or any Breach.

     (e) Subject to the terms of this Agreement, the Mortgage Loan Seller hereby acknowledges the assignment by the Company to the Trustee, as trustee under the Pooling and Servicing Agreement, for the benefit of the Certificateholders, of the representations and warranties contained herein and of the obligation of the Mortgage Loan Seller to repurchase a Mortgage Loan pursuant to this Section. The Trustee or its designee may enforce such obligations as provided in Section 8 hereof.

     4. Representations, Warranties and Agreements of Company.

     (a) The Company hereby represents and warrants to the Mortgage Loan Seller, as of the date hereof (or such other date as is specified in the related representation or warranty), as follows:

          (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Company to perform its obligations hereunder, and the Company has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

          (ii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (iii) The execution and delivery of this Agreement by the Company and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Company is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Companys organizational documents or any agreement or instrument to which the Company is a party or by which it is bound, or any law, rule, regulation, judgment, writ, injunction, order or decree applicable to the Company, or result in the creation or imposition of any lien on any of the Companys assets or property, in each case which would materially and adversely affect the ability of the Company to carry out the transactions contemplated by this Agreement;

          (iv) There is no action, suit, proceeding or investigation pending or to the knowledge of the Company, threatened against the Company in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Company contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

          (v) The Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Company or its properties or might have consequences that would materially and adversely affect its performance hereunder;

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the consummation of the transactions contemplated by this Agreement other than those that have been obtained by the Company; and

          (vii) Under GAAP and for federal income tax purposes, the Company will report the transfer of the Mortgage Loans by the Mortgage Loan Seller to the Company as a sale of the Mortgage Loans to the Company.

     5. Companys Conditions to Closing.

     The obligations of the Company under this Agreement shall be subject to the satisfaction, on the Closing Date, or such other date specified herein, of the following conditions:

     (a) The obligations of the Mortgage Loan Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct in all material respects, and no event shall have occurred which, with notice or the passage of time, or both, would constitute a material default under this Agreement.

     (b) The Company or its designee shall have received all of the following closing documents, in such forms as are agreed upon and acceptable to the Company and in form and substance satisfactory to the Company, the Underwriters and their respective counsel, duly executed by all signatories other than the Company as required pursuant to the respective terms thereof:

          (i) with respect to each Mortgage Loan, the related Mortgage File, which Mortgage Files shall be delivered to and held by the Trustee on behalf of the Company;

          (ii) the final Mortgage Loan Schedule;

          (iii) an officers certificate from
     the Mortgage Loan Seller dated as of the Closing Date, in the form attached hereto as Exhibit B;

          (iv) an opinion of Mortgage Loan Sellers counsel, subject to customary exceptions and carve-outs, in form and substance reasonably acceptable to the Company and its counsel and the Rating Agencies, which states in substance the opinions set forth on Exhibit C hereto, and

          (v) such other documents, certificates and opinions as the Company may reasonably request to effectuate the transactions contemplated by this Agreement.

     (c) The Mortgage Loan Seller hereby agrees to furnish such other information, documents, certificates, letters or opinions with respect to the Mortgage Loans or itself as may be reasonably requested by the Company in order for the Company to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement, the Pooling and Servicing Agreement or this Agreement.

     6. Indemnification and Contribution.

     (a) The Mortgage Loan Seller shall indemnify and hold harmless the Company, the Underwriter, their respective officers and directors, and each person, if any, who controls the Company or the Underwriter within the meaning of either Section15 of the Securities Act of 1933, as amended (the "1933 Act") or Section20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact relating to the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties or the Mortgage Loan Seller contained in (A)the Prospectus Supplement and the Memorandum (insofar as the following are incorporated as part of the Memorandum) under the headings "Summary of the Prospectus Supplement-The Mortgage Pool" or "Summary of the Prospectus Supplement-Mortgage Loan Sellers", "Risk Factors-The Mortgage Loans" and "Description of the Mortgage Pool" and on Annex A to the Prospectus Supplement, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing or (B) any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-

Registered Certificates, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, in the case of (i) and (ii), only if and to the extent that any such untrue statement or alleged untrue statement or omission or alleged omission (I) arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties contained in the Master Tape (it being herein acknowledged that the Master Tape was used to prepare the Prospectus Supplement including without limitation Annex A thereto, the Memorandum, the Diskette, the Computational Materials and ABS Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates), (II) is contained in the information regarding the Mortgage Loans, the related Mortgagor, the related Mortgaged Property or the Mortgage Loan Seller set forth in the Prospectus Supplement and the Memorandum (insofar as the following are incorporated as part of the Memorandum) under the headings "Summary of the Prospectus Supplement-The Mortgage Pool" or "Summary of the Prospectus Supplement-Mortgage Loan Sellers", "Risk Factors-The Mortgage Loans" and "Description of the Mortgage Pool" or on Annex A to the Prospectus Supplement; provided that the foregoing were provided to the Mortgage Loan Seller for its review, or (III) arises out of or is based upon a breach of the representations and warranties of the Mortgage Loan Seller set forth in or made pursuant to Section2 (such representations and warranties, together with the information described in the preceding clauses I and II, the "Mortgage Loan Seller Information"); provided that the indemnification provided by this
Section 6 shall not apply to the extent that such untrue statement or omission was made as a result of an error in (x) the manipulation of, or (y) any calculations based upon, or (z) any aggregation (other than an aggregation made in the Master Tape by the Mortgage Loan Seller) of, the information regarding the Mortgage Loans, the related Mortgagor, the related Mortgaged Property or the Mortgage Loan Seller set forth in the Master Tape and Annex A to the Prospectus Supplement. This indemnity agreement will be in addition to any liability which the Mortgage Loan Seller may otherwise have.

     For purposes of this Agreement, "Registration Statement" shall mean the registration statement No. 333-38073 filed by the Company on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated February 25, 1998, as supplemented by the prospectus supplement dated March 25,1998 (the "Prospectus Supplement"), relating to the Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated March 31, 1998, relating to the Non-Registered Certificates; "Registered Certificates" shall mean the Class A-1, Class A-2,

Class A-3, Class A-PO, Class B, Class C, Class D, Class E and Class IO Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May20,1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May27,1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February17,1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder letters, the "No-Action Letters"); "Diskette" shall mean the diskette attached to each of the Prospectus and the Memorandum; and "Master Tape" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Independent Accountants' Report on Applying Agreed-Upon Procedures dated March 25, 1998 and rendered by Deloitte & Touche LLP (a "hard copy" of which Master Tape was initialed on behalf of the Mortgage Loan Seller and the Company).

     (b) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 6, except to the extent that it has been prejudiced in any material respect, or from any liability which it may have, otherwise than under this Section 6. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party for legal or other expenses incurred by the indemnified party in connection with the defense thereof unless
(i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with one local counsel, if applicable), approved by the Company representing the indemnified parties under subsection (a) of this Section 6 who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or
(iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i)or (iii).

     (c) If the indemnification provided for in this Section 6 shall for any reason be unavailable in accordance with its terms to an indemnified party under this Section 6, then the Mortgage Loan Seller and the Company shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, in such proportion as is appropriate to reflect the relative fault of the Mortgage Loan Seller on the one hand and the Company on the other in connection with the statement or omission that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Mortgage Loan Seller or the Company and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Mortgage Loan Seller and the Company agree that it would not be just and equitable if contribution pursuant to this subsection (d) were to be determined by per capita allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d) subject to the limitations therein provided under subsection (c). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not also guilty of such fraudulent misrepresentation.

     7. Notices. All communications hereunder shall be in writing and effective only upon receipt and, if sent to the Company, will be mailed, hand delivered, couriered or sent by facsimile transmission to it at World Financial Center, New York, New York 10281, attention: Bruce L. Ackerman fax number: (212) 449-7684, or, if sent to the Mortgage Loan Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission to it at Financial Square, 32 Old Slip, New York, New York 10005-3538, attention: Samuel Kirschner, fax number:
(212) 612-6976, with a copy to the attention of the General Counsel, fax number:
(212) 612-7155.

     8. Trust as Beneficiary. The representations, warranties and agreements made by the Mortgage Loan Seller in this Agreement are made for the benefit of, and, to the extent they are assigned by the Company to the Trustee under the Pooling and Servicing Agreement, may be enforced by or on behalf of, the Trustee, the Servicer or the Special Servicer, as provided in the Pooling and Servicing Agreement, to the same extent that the Company has rights against the Mortgage Loan Seller under this Agreement in respect of representations, warranties and agreements made by the Mortgage Loan Seller herein.

     9. Miscellaneous. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder, other than as provided herein.

     10. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or in certificates of officers of the Mortgage Loan Seller and the Company submitted pursuant hereto, shall remain operative and in full force and effect and shall survive the transfer and sale of the Mortgage Loans to the Company and by the Company to the Trustee notwithstanding any language to the contrary contained in any endorsement of any Mortgage Loan; provided that the representations, warranties and agreements shall terminate upon the termination of the Pooling and Servicing Agreement.

     11. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

     12. Further Assurances. The Mortgage Loan Seller and the Company agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

     13. Amendments. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may not be changed or waived in any manner which would have a material adverse effect on Certificateholders without the prior written consent of the Trustee.

                           [Signature page follows]

     IN WITNESS WHEREOF, the Company and the Mortgage Loan Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                DAIWA FINANCE CORP.


                                By: /s/ HIROKI NOMURA
                                    -------------------------------------------
                                    Name:  Hiroki Nomura
                                    Title: Authorized Signatory



                                MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                By: /s/ BRUCE ACKERMAN
                                    -------------------------------------------
                                    Name:  Bruce Ackerman
                                    Title: Authorized Signatory

                                   EXHIBIT A

                            MORTGAGE LOAN SCHEDULE


                                                      CTL MORTGAGE LOAN SCHEDULE

 CONTROL
 NUMBER  TENANT/GUARANTOR (IF APPLICABLE)             ADDRESS                              CITY                 STATE     ZIP
--------------------------------------------------------------------------------------------------------------------------------
    1    Allegheny Hospitals, Centennial              200 W. Lancaster Ave.                Wayne                  PA      19087
    2    Allegheny General Hospital                   420 East North St.                   Pittsburgh             PA      15212
    3    Allegheny General Hospital                   Federal St./W.N. Ave                 Pittsburgh             PA      15212
    4    Baptist Hospital, Inc.                       2011 Murphy                          Nashville              TN      37203
    5    Baptist Hospital, Inc.                       360 Wallace Rd.                      Nashville              TN      37211
    6    Circuit City Stores, Inc.                    1505 S. Colorado Blvd.               Denver                 CO      80210
    7    Circuit City Stores, Inc.                    6353 S. Semoran Blvd.                Orlando                FL      32801
    8    Circuit City Stores, Inc.                    1901 Okeechobee Blvd.                West Palm Beach        FL      33409
    9    Circuit City Stores, Inc.                    4483 US Route 14                     Crystal Lake           IL      60014
   10    Circuit City Stores, Inc.                    8405 E. Kellog St.                   Wichita                KS      67207
   11    Circuit City Stores, Inc.                    36300 Warren Rd                      Westland               MI      48185
   12    Circuit City Stores, Inc.                    4600 28th Street SE                  Kentwood               MI      49508
   13    Circuit City Stores, Inc.                    7230 Market St.                      Boardman               OH      44512
   14    Circuit City Stores, Inc.                    3475 William Penn HWY                Wilkins Township       PA      15146
   15    Circuit City Stores, Inc.                    3423 Clemson Blvd.                   Anderson               SC      29621
   16    Eckerd Corp.                                 414 Atlantic Blvd.                   Neptune Beach          FL      32266
   17    Federal Insurance Company                    12 Vreeland Rd.                      Florham Park           NJ      07932
   18    Fred Meyer, Inc.                             8955 S/E 82nd Ave.                   Portland               OR      97266
   19    Fred Meyer, Inc.                             16600 S/E McGillivray Blvd           Vancouver              WA      98683
   20    Fred Meyer, Inc.                             20901 Highway 410                    Bonny Lake             WA      98390
   21    Giant Food, Inc.                             11200 Main Street                    Fairfax                VA      22030
   24    Health Insurance Plan of
          Greater New York                            96-10 Metropolitan Ave.              Forest Hills           NY      11375
   25    Heilig-Meyers Company                        3215 Fairview Dr.                    Antioch                CA      94509
   26    Heilig-Meyers Company                        700 Sereno Drive                     Vallejo                CA      94589
   27    Heilig-Meyers Company                        5455 Mountainview Dr.                Redding                CA      96003
   28    Heilig-Meyers Company                        415 S. Roosevelt Ave.                Burlington             IA      52601
   29    Heilig-Meyers Company                        2514 Westdale Dr., SW                Cedar Rapids           IA      52404
   30    Heilig-Meyers Company                        150 John F. Kennedy Rd.              Dubuque                IA      52002
   31    Heilig-Meyers Company                        4141 Mirage Ridge                    Waterloo               IA      50701
   32    Heilig-Meyers Company                        1763 Filmore St.                     Twin Falls             ID      83301
   33    Heilig-Meyers Company                        6910 Fairview Ave                    Boise                  ID      83704
   34    Heilig-Meyers Company                        1900 52nd Ave.                       Moline                 IL      61265
   35    Heilig-Meyers Company                        255 South 36th Street                Quincy                 IL      62301
   36    Heilig-Meyers Company                        10530 Airline HWY                    Baton Rouge            LA      70816
   37    Heilig-Meyers Company                        1444 Grand Ave                       Billings               MT      59102


                                                      CTL MORTGAGE LOAN SCHEDULE

                                                                                                      SCHEDULED
 CONTROL        CUT-OFF DATE         MONTHLY     GROSS  REM                                         CONSTRUCTION       MATURITY
 NUMBER           BALANCE          PAYMENT (1)   RATE   TERM  BALLOON  DEFEASANCE    CONSTRUCTION    COMPLETION (2)      DATE
---------------------------------------------------------------------------------------------------------------------------------

    1           9,201,195.07        188,600.00  7.870%   235    No         Yes            No               -           10/10/2017
    2          35,340,415.71        678,614.86  7.030%   223    No         Yes            No               -           10/01/2016
    3          67,170,088.09      1,241,762.50  6.890%   255    No         Yes           Yes           8/31/1999       06/10/2019
    4          19,791,520.71        146,824.61  7.050%   274    No         Yes           Yes           8/31/1998       01/10/2021
    5           3,449,962.45         24,784.15  6.570%   263    No         Yes            No               -           02/10/2020
    6           6,888,745.84         58,630.00  8.610%   259    No         Yes            No               -           10/05/2019
    7          12,121,850.51         96,715.75  7.640%   252    No         Yes            No               -           03/05/2019
    8           7,091,819.77         56,583.00  7.640%   252    No         Yes            No               -           03/05/2019
    9           5,009,996.97         42,640.00  8.610%   259    No         Yes            No               -           10/05/2019
   10           5,732,592.69         48,790.00  8.610%   259    No         Yes            No               -           10/05/2019
   11           8,275,356.41         66,026.00  7.640%   252    No         Yes            No               -           03/05/2019
   12           5,661,718.21         45,172.75  7.640%   252    No         Yes            No               -           03/05/2019
   13           5,464,462.52         43,598.92  7.640%   252    No         Yes            No               -           03/05/2019
   14           9,557,521.11         76,255.92  7.640%   252    No         Yes            No               -           03/05/2019
   15           3,343,954.14         26,680.17  7.640%   252    No         Yes            No               -           03/05/2019
   16           1,876,468.15         14,836.40  7.190%   220    No         Yes            No               -           07/01/2016
   17          17,912,874.88        145,925.57  6.900%   172    No         Yes            No               -           07/01/2012
   18          18,109,169.54        142,072.50  7.730%   268    No         Yes            No               -           07/01/2020
   19          13,524,712.95        105,848.17  7.700%   268    No         Yes            No               -           07/01/2020
   20          13,386,705.68        104,768.08  7.700%   268    No         Yes            No               -           07/01/2020
   21           4,719,750.33         35,615.42  7.620%   291    No         Yes            No               -           06/01/2022
   24          15,309,448.71        114,840.86  8.350%   299    No         Yes            No               -           02/01/2023
   25           2,403,348.19         18,784.89  7.480%   257    No         Yes            No               -           08/10/2019
   26           1,229,460.85          9,609.63  7.480%   257    No         Yes            No               -           08/10/2019
   27           1,292,169.61         10,099.77  7.480%   257    No         Yes            No               -           08/10/2019
   28           3,175,950.15         24,823.65  7.480%   257    No         Yes            No               -           08/10/2019
   29           1,667,288.59         13,031.75  7.480%   257    No         Yes            No               -           08/10/2019
   30           1,498,986.70         11,716.28  7.480%   257    No         Yes            No               -           08/10/2019
   31           1,566,990.92         12,247.81  7.480%   257    No         Yes            No               -           08/10/2019
   32           1,268,563.31          9,915.26  7.480%   257    No         Yes            No               -           08/10/2019
   33           2,012,010.19         15,726.14  7.480%   257    No         Yes            No               -           08/10/2019
   34           1,615,316.60         12,625.53  7.480%   257    No         Yes            No               -           08/10/2019
   35           1,635,959.80         12,786.88  7.480%   257    No         Yes            No               -           08/10/2019
   36             800,156.51          6,254.13  7.480%   257    No         Yes            No               -           08/10/2019
   37             955,606.77          7,469.15  7.480%   257    No         Yes            No               -           08/10/2019


                                                      CTL MORTGAGE LOAN SCHEDULE

                                            INITIAL QUARTERLY                    CAPITALIZED                   MORTGAGE
 CONTROL          FEE/            LEASE     INTEREST RESERVE      ESCROW           INTEREST        SERVICING    LOAN
 NUMBER        LEASEHOLD          TYPE          DEPOSIT          DEPOSITS          RESERVE          FEES (3)    SELLER   SUBSERVICER
------------------------------------------------------------------------------------------------------------------------------------

    1             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
    2          Leasehold        Bondable                                                              0.040%     Daiwa       GMACCM
    3             Fee           Bondable      $771,336.53                       $7,029,458.64         0.040%     Daiwa       GMACCM
    4          Leasehold        Bondable                                        $3,730,567.35         0.040%     Daiwa       GMACCM
    5             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
    6             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
    7             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
    8             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
    9             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   10             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   11       Fee & Leasehold     Bondable                                                              0.040%     Daiwa       GMACCM
   12             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   13             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   14       Fee & Leasehold     Bondable                                                              0.040%     Daiwa       GMACCM
   15             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   16             Fee          Triple Net                                                             0.040%     Daiwa       GMACCM
   17             Fee          Triple Net                                                             0.040%     Daiwa       GMACCM
   18             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   19             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   20             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   21          Leasehold       Triple Net                                                             0.040%     Daiwa       GMACCM
   24             Fee          Double Net                        $916.67                              0.040%     Daiwa       GMACCM
   25             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   26             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   27             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   28             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   29             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   30             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   31             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   32             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   33             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   34             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   35             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   36             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   37             Fee           Bondable                                                              0.040%     Daiwa       GMACCM


                                                      CTL MORTGAGE LOAN SCHEDULE


 CONTROL
 NUMBER  TENANT/GUARANTOR (IF APPLICABLE)               ADDRESS                            CITY                       STATE    ZIP
------------------------------------------------------------------------------------------------------------------------------------

   38    Heilig-Meyers Company                          14255 SW Pacific HWY               Tigard                       OR     97224
   39    Heilig-Meyers Company                          201 Division Avenue                Eugene                       OR     97404
   40    Heilig-Meyers Company                          6101 Tualatin Valley Hwy           Hillsboro                    OR     97123
   41    Heilig-Meyers Company                          3540 Commercial St., SE            Salem                        OR     97302
   42    Heilig-Meyers Company                          7407 NE Vancouver Plaza            Vancouver                    WA     98662
   43    Heilig-Meyers Company                          7520 N Division St.                North Spokane                WA     99208
   44    Heilig-Meyers Company                          South 1807 First St.               Yakima                       WA     98901
   45    Home Depot U.S.A., Inc.                        7200 S. Cicero Avenue              Bedford Park                 IL     60629
   48    Kmart Corp.                                    310 Gardner Field Rd               Taft                         CA     93268
   49    Kmart Corp.                                    Orchard & Clara Aves.              Ukiah                        CA     95482
   50    Kmart Corp.                                    375 E. Allesandro Blvd.            Riverside                    CA     92508
   51    Kmart Corp.                                    33201 Van Dyke Ave.                Sterling Heights             MI     48312
   52    The Times Mirror Company                       23252 Moulton Pkwy.                Laguna Hills                 CA     92653
   53    County of Monroe                               50 West Main St.                   Rochester                    NY     14610
   54    Nine West Group, Inc.                          1111-1113 Westchester Ave.         White Plains                 NY     10604
   55    Northwestern Human Services, Inc.
    a    Northwestern Human Services, Inc.              35 East High Street                Philadelphia                 PA     19144
    b    Northwestern Human Services, Inc.              235-37 West Schoolhouse Lane       Philadelphia                 PA     19144
    c    Northwestern Human Services, Inc.              5701 Thomas Ave.                   Philadelphia                 PA     19143
    d    Northwestern Human Services, Inc.              3823 Garrett Road                  Upper Darby                  PA     19026
    e    Northwestern Human Services, Inc.              26 Red Rowan Lane                  Plymouth Meeting             PA     19462
    f    Northwestern Human Services, Inc.              1237 Tyson Street                  Philadelphia                 PA     19111
    g    Northwestern Human Services, Inc.              Road 2 Box 283R                    Sunbury                      PA     18360
    h    Northwestern Human Services, Inc.              Road 2 Box 396                     Sunbury                      PA     17801
    i    Northwestern Human Services, Inc.              9009 Cargill Lane                  Philadelphia                 PA     19115
    j    Northwestern Human Services, Inc.              17 North Wayne Street              Lewistown                    PA     17044
    k    Northwestern Human Services, Inc.              1616 Gregg Street                  Philadelphia                 PA     19115
   56    Northwestern Human Services, Inc.
    a    Northwestern Human Services, Inc.              9425 Stenton Ave                   Springfield Township         PA     19038
    b    Northwestern Human Services, Inc.              5126 Jack Road                     St. Thomas Township          PA     17252
    c    Northwestern Human Services, Inc.              620 Germantown Pike                White Marsh Township         PA     19444
    d    Northwestern Human Services, Inc.              1134 N. 64th Street                Philadelphia                 PA     19151
    e    Northwestern Human Services, Inc.              Box 9223, Route 209                Stroudsburg                  PA     18360
    f    Northwestern Human Services, Inc.              1700 Freeport Road                 Bethel                       PA     17046
    g    Northwestern Human Services, Inc.              1448 Karen Drive                   Harrisburg                   PA     17121
    h    Northwestern Human Services, Inc.              1676 Heilmandale Road              North Lebanon                PA     17046
    i    Northwestern Human Services, Inc.              7015 Ridge Avenue                  Philadelphia                 PA     19128
    j    Northwestern Human Services, Inc.              460 Cinnaminson Street             Philadelphia                 PA     19128


                                                      CTL MORTGAGE LOAN SCHEDULE


 CONTROL        CUT-OFF DATE       MONTHLY     GROSS  REM                                           CONSTRUCTION      MATURITY
 NUMBER            BALANCE       PAYMENT (1)   RATE   TERM  BALLOON   DEFEASANCE    CONSTRUCTION    COMPLETION (2)      DATE
--------------------------------------------------------------------------------------------------------------------------------

   38           1,691,867.24      13,223.86  7.480%   257     No         Yes            No               -           08/10/2019
   39           1,691,867.24      13,223.86  7.480%   257     No         Yes            No               -           08/10/2019
   40           1,691,867.24      13,223.86  7.480%   257     No         Yes            No               -           08/10/2019
   41           1,714,652.16      13,401.95  7.480%   257     No         Yes            No               -           08/10/2019
   42           1,636,373.05      12,790.11  7.480%   257     No         Yes            No               -           08/10/2019
   43           1,914,325.06      14,962.62  7.480%   257     No         Yes            No               -           08/10/2019
   44           1,229,619.50       9,610.87  7.480%   257     No         Yes            No               -           08/10/2019
   45          21,168,826.53     145,645.65  6.960%   235  Insured       Yes            No               -           10/10/2017
   48           5,386,097.27      40,895.14  7.810%   300     No         Yes            No               -           03/05/2023
   49           7,525,857.47      65,842.03  7.710%   207     No         Yes            No               -           06/05/2015
   50           3,046,791.84      23,514.43  7.800%   285     No         Yes            No               -           12/05/2021
   51           6,816,611.39      52,958.73  7.790%   279     No         Yes            No               -           06/05/2021
   52           3,578,054.58      28,145.02  6.630%   158     No         Yes            No               -           05/01/2011
   53          15,884,013.95     120,076.56  6.640%   246     No         Yes           Yes            9/1/1998       09/01/2018
   54          45,888,588.25     420,750.99  9.000%   228     No         Yes            No               -           03/01/2017
   55
    a             209,085.42       1,663.84  7.400%   115   Tenant       Yes            No               -           10/05/2007
    b           1,216,497.00       9,680.51  7.400%   115   Tenant       Yes            No               -           10/05/2007
    c             636,760.15       5,067.14  7.400%   115   Tenant       Yes            No               -           10/05/2007
    d             826,837.81       6,579.72  7.400%   115   Tenant       Yes            No               -           10/05/2007
    e             180,573.77       1,436.95  7.400%   115   Tenant       Yes            No               -           10/05/2007
    f             152,062.13       1,210.06  7.400%   115   Tenant       Yes            No               -           10/05/2007
    g             123,550.48         983.18  7.400%   115   Tenant       Yes            No               -           10/05/2007
    h             133,054.36       1,058.81  7.400%   115   Tenant       Yes            No               -           10/05/2007
    i             199,581.54       1,588.21  7.400%   115   Tenant       Yes            No               -           10/05/2007
    j              76,031.06         605.03  7.400%   115   Tenant       Yes            No               -           10/05/2007
    k             171,069.89       1,361.32  7.400%   115   Tenant       Yes            No               -           10/05/2007
   56
    a           3,378,049.84      27,277.22  7.460%   112   Tenant       Yes            No               -           07/05/2007
    b             159,519.02       1,288.09  7.460%   112   Tenant       Yes            No               -           07/05/2007
    c           4,607,284.64      37,203.10  7.460%   112   Tenant       Yes            No               -           07/05/2007
    d              75,067.77         606.16  7.460%   112   Tenant       Yes            No               -           07/05/2007
    e             215,819.85       1,742.71  7.460%   112   Tenant       Yes            No               -           07/05/2007
    f             159,519.02       1,288.09  7.460%   112   Tenant       Yes            No               -           07/05/2007
    g             131,368.60       1,060.78  7.460%   112   Tenant       Yes            No               -           07/05/2007
    h             159,519.02       1,288.09  7.460%   112   Tenant       Yes            No               -           07/05/2007
    i              75,067.77         606.16  7.460%   112   Tenant       Yes            No               -           07/05/2007
    j             140,752.08       1,136.55  7.460%   112   Tenant       Yes            No               -           07/05/2007


                                                      CTL MORTGAGE LOAN SCHEDULE


 CONTROL          FEE/             LEASE       INTEREST RESEREVE        ESCROW     INTEREST    SERVICING   LOAN
 NUMBER        LEASEHOLD            TYPE            DEPOSIT            DEPOSITS    RESERVE      FEES (3)  SELLER  SUBSERVICER
-------------------------------------------------------------------------------------------------------------------------------

   38             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   39             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   40             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   41             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   42             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   43             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   44             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   45             Fee            Double Net                           $305,561.70                0.040%   Daiwa     GMACCM
   48          Leasehold          Bondable                                                       0.040%   Daiwa     GMACCM
   49          Leasehold          Bondable                                                       0.040%   Daiwa     GMACCM
   50          Leasehold          Bondable                                                       0.040%   Daiwa     GMACCM
   51          Leasehold          Bondable                                                       0.040%   Daiwa     GMACCM
   52             Fee            Double Net                                                      0.040%   Daiwa     GMACCM
   53       Fee & Leasehold      Double Net                                                      0.040%   Daiwa     GMACCM
   54       Fee & Leasehold       Bondable                                                       0.040%   Daiwa     GMACCM
   55                             Bondable
    a             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    b             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    c             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    d             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    e             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    f             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    g             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    h             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    i             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    j             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    k             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   56                             Bondable
    a             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    b             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    c             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    d             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    e             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    f             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    g             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    h             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    i             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    j             Fee             Bondable                                                       0.040%   Daiwa     GMACCM


                                                      CTL MORTGAGE LOAN SCHEDULE


 CONTROL
 NUMBER  TENANT/GUARANTOR (IF APPLICABLE)            ADDRESS                             CITY                        STATE    ZIP
-----------------------------------------------------------------------------------------------------------------------------------

    k    Northwestern Human Services, Inc.           9601 Hayden Street                  Philadelphia                 PA      19115
    l    Northwestern Human Services, Inc.           3890 Woodhaven Road                 Philadelphia                 PA      19154
    m    Northwestern Human Services, Inc.           5518 Pine Street                    Harrisburg                   PA      17109
    n    Northwestern Human Services, Inc.           15020 Worthington Road              Philadelphia                 PA      19116
    o    Northwestern Human Services, Inc.           1043 North 67th Street              Philadelphia                 PA      19151
    p    Northwestern Human Services, Inc.           8401 Rising Sun Ave.                Philadelphia                 PA      19111
    q    Northwestern Human Services, Inc.           Old Route 220 Rd. #2                Bedford Township             PA      15522
    r    Northwestern Human Services, Inc.           906 Bethlehem Pike                  Springfield Township         PA      19038
    s    Northwestern Human Services, Inc.           243 West Schoolhouse Lane           Philadelphia                 PA      19144
    t    Northwestern Human Services, Inc.           503 Market Street                   Sunbury                      PA      17801
    u    Northwestern Human Services, Inc.           920-22 North 19th Street            Philadelphia                 PA      19130
    v    Northwestern Human Services, Inc.           5542-44 Ridge Avenue                Philadelphia                 PA      19128
    w    Northwestern Human Services, Inc.           Route 3 Box 198a-2                  Rockefeller Township         PA      17801
    x    Northwestern Human Services, Inc.           314 E. Wister Street                Philadelphia                 PA      19144
    y    Northwestern Human Services, Inc.           6100 Newtown Ave.                   Philadelphia                 PA      19111
    z    Northwestern Human Services, Inc.           1 Sutherland Road                   Montclair                    NJ      08817
   aa    Northwestern Human Services, Inc.           25 Burnt Tavern Road                Millstone                    NJ      08510
   bb    Northwestern Human Services, Inc.           52 Beverly-Rancocas Road            Willingboro                  NJ      08046
   57    Northwestern Human Services, Inc.           Coal Township                       Northumberland               PA      17866
   58    Office Depot, Inc.                          7420-7444 Brook Park Rd.            Brooklyn                     OH      44134
   59    The Golub Corporation (Price
           Chopper)                                  101 Dunning Rd.                     Wallkill                     NY      10940
   60    The Golub Corporation (Price
           Chopper)                                  Lot 2, North Main St.               St. Albans                   VT      05478
   61    Q Clubs Inc.                                9800 West Atlantic Blvd.            Coral Springs                FL      33071
   62    Q Clubs Inc.                                700 Pine Island Rd.                 Plantation                   FL      33324
   64    Q Clubs Inc.                                3600 Emporium Circle                Mesquite                     TX      75150
   65    Q Clubs Inc.                                1375 East Campbell Rd.              Richardson                   TX      75081
   66    Q Clubs Inc.                                4600 W. Park Blvd.                  Plano                        TX      75093
   67    Q Clubs Inc.                                7300 W. Greens Rd                   Willow Brook                 TX      77064
   68    Rite Aid Corporation                        1175 Second Street                  Brentwood                    CA      94513
   69    Rite Aid Corporation                        8585 Elk Grove Blvd.                Elk Grove                    CA      95624
   70    Rite Aid Corporation                        1935 N Street                       Newman                       CA      95360
   74    Rite Aid Corporation                        1123 Donner Pass Road               Truckee                      CA      96161
   75    Rite Aid Corporation                        1271 Main St.                       Watertown                    CT      6795
   76    Rite Aid Corporation                        2809 E. Cleveland Blvd.             Caldwell                     ID      83605
   77    Rite Aid Corporation                        204 Park Ave.                       Carrolton                    KY      41008
   78    Rite Aid Corporation                        308 Parkway Dr.                     Salyersville                 KY      41465
   79    Rite Aid Corporation                        27050 John R. Road                  Madison Hgts.                MI      48091
   80    Rite Aid Corporation                        416 Daniel Webster HWY              Merrimack                    NH      03054


                                                      CTL MORTGAGE LOAN SCHEDULE


CONTROL        CUT-OFF DATE        MONTHLY    GROSS   REM                                         CONSTRUCTION       MATURITY
 NUMBER           BALANCE        PAYMENT (1)  RATE   TERM   BALLOON   DEFEASANCE  CONSTRUCTION    COMPLETION (2)       DATE
-------------------------------------------------------------------------------------------------------------------------------

    k             168,902.49       1,363.86  7.460%   112   Tenant       Yes            No               -           07/05/2007
    l             178,285.96       1,439.63  7.460%   112   Tenant       Yes            No               -           07/05/2007
    m             131,368.60       1,060.78  7.460%   112   Tenant       Yes            No               -           07/05/2007
    n             394,105.81       3,182.34  7.460%   112   Tenant       Yes            No               -           07/05/2007
    o              75,067.77         606.16  7.460%   112   Tenant       Yes            No               -           07/05/2007
    p             178,285.96       1,439.63  7.460%   112   Tenant       Yes            No               -           07/05/2007
    q             534,857.89       4,318.89  7.460%   112   Tenant       Yes            No               -           07/05/2007
    r           1,660,874.50      13,411.30  7.460%   112   Tenant       Yes            No               -           07/05/2007
    s             487,940.53       3,940.04  7.460%   112   Tenant       Yes            No               -           07/05/2007
    t             225,203.32       1,818.48  7.460%   112   Tenant       Yes            No               -           07/05/2007
    u             234,586.79       1,894.25  7.460%   112   Tenant       Yes            No               -           07/05/2007
    v             450,406.64       3,636.96  7.460%   112   Tenant       Yes            No               -           07/05/2007
    w             112,601.66         909.24  7.460%   112   Tenant       Yes            No               -           07/05/2007
    x             722,527.33       5,834.29  7.460%   112   Tenant       Yes            No               -           07/05/2007
    y              84,451.25         681.93  7.460%   112   Tenant       Yes            No               -           07/05/2007
    z             365,955.40       2,955.03  7.460%   112   Tenant       Yes            No               -           07/05/2007
   aa             319,038.04       2,576.18  7.460%   112   Tenant       Yes            No               -           07/05/2007
   bb             581,775.25       4,697.74  7.460%   112   Tenant       Yes            No               -           07/05/2007
   57          14,135,554.35     109,041.52  7.140%   135   Tenant       Yes           Yes           5/31/1999       06/05/2009
   58           4,488,420.74      34,768.82  8.818%   229     No         Yes            No               -           04/01/2017
   59           5,544,666.27      39,120.92  7.571%   282     No         Yes            No               -           09/01/2021
   60           6,067,932.30      43,956.25  7.950%   295     No         Yes            No               -           10/01/2022
   61           8,476,307.61      73,864.51  8.760%   250     No         Yes            No               -           01/10/2019
   62           8,217,471.25      71,608.95  8.760%   250     No         Yes            No               -           01/10/2019
   64           6,546,935.03      57,051.51  8.760%   250     No         Yes            No               -           01/10/2019
   65           7,017,113.02      61,148.75  8.760%   250     No         Yes            No               -           01/10/2019
   66           7,588,356.71      66,126.70  8.760%   250     No         Yes            No               -           01/10/2019
   67           5,841,894.12      50,907.62  8.760%   250     No         Yes            No               -           01/10/2019
   68           4,669,039.90      32,352.06  6.739%   261  Insured       Yes            No               -           12/10/2019
   69           4,072,992.28      28,222.01  6.739%   261  Insured       Yes            No               -           12/10/2019
   70           3,278,262.61      22,715.28  6.739%   261  Insured       Yes            No               -           12/10/2019
   74           3,377,603.64      23,403.62  6.739%   261  Insured       Yes            No               -           12/10/2019
   75           2,880,897.05      19,961.91  6.739%   261  Insured       Yes            No               -           12/10/2019
   76           3,973,651.25      27,533.67  6.739%   261  Insured       Yes            No               -           12/10/2019
   77           2,284,849.43      15,831.86  6.739%   261  Insured       Yes            No               -           12/10/2019
   78           2,066,298.88      14,317.51  6.739%   261  Insured       Yes            No               -           12/10/2019
   79           2,831,226.53      19,617.74  6.739%   261  Insured       Yes            No               -           12/10/2019
   80           2,036,495.42      14,111.00  6.739%   261  Insured       Yes            No               -           12/10/2019


                                                      CTL MORTGAGE LOAN SCHEDULE


 CONTROL          FEE/             LEASE       INTEREST RESEREVE       ESCROW     INTEREST    SERVICING   LOAN
 NUMBER        LEASEHOLD            TYPE            DEPOSIT           DEPOSITS    RESERVE      FEES (3)  SELLER  SUBSERVICER
----------------------------------------------------------------------------------------------------------------------------

    k             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    l             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    m             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    n             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    o             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    p             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    q             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    r             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    s             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    t             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    u             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    v             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    w             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    x             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    y             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    z             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   aa             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   bb             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   57             Fee             Bondable                                      $1,266,198.16   0.040%   Daiwa     GMACCM
   58             Fee            Double Net                         $12,395.45                  0.040%   Daiwa     GMACCM
   59             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   60             Fee            Triple Net                         $44,767.89                  0.040%   Daiwa     GMACCM
   61             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   62             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   64             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   65             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   66             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   67             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   68             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   69             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   70             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   74             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   75             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   76       Fee & Leasehold       Bondable                                                      0.040%   Daiwa     GMACCM
   77       Fee & Leasehold       Bondable                                                      0.040%   Daiwa     GMACCM
   78       Fee & Leasehold       Bondable                                                      0.040%   Daiwa     GMACCM
   79             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   80             Fee             Bondable                                                      0.040%   Daiwa     GMACCM


                                                     CTL MORTGAGE LOAN SCHEDULE

CONTROL
 NUMBER  TENANT/GUARANTOR (IF APPLICABLE)             ADDRESS                          CITY                  STATE     ZIP
----------------------------------------------------------------------------------------------------------------------------

   81    Rite Aid Corporation                         86 Elm St.                       Milford                 NH      03055
   82    Rite Aid Corporation                         160 Washington Ave.              Carteret                NJ      07008
   83    Rite Aid Corporation                         8530 W. Lake Mead Blvd.          Las Vegas               NV      89128
   84    Rite Aid Corporation                         400 Suffolk Ave.                 Brentwood               NY      11717
   85    Rite Aid Corporation                         2532-54 86th St.                 Brooklyn                NY      11214
   86    Rite Aid Corporation                         Rt 9 W & Cauterskill             Catskill                NY      12414
   87    Rite Aid Corporation                         SEC Rt 9 & 11                    Champlain               NY      12919
   88    Rite Aid Corporation                         2 Central Ave.                   Ravena                  NY      12143
   89    Rite Aid Corporation                         E. 71st & Harvard                Cleveland               OH      44105
   90    Rite Aid Corporation                         Salem &  Grand Ave.              Dayton                  OH      45406
   91    Rite Aid Corporation                         34321 Center Ridge Road          N. Ridgeville           OH      44039
   92    Rite Aid Corporation                         27299 Chagrin Boulevard          Woodmere                OH      44122
   93    Rite Aid Corporation                         90 "B" Avenue                    Lake Oswego             OR      97034
   94    Rite Aid Corporation                         435 Liberty St, N.E.             Salem                   OR      97301
   95    Rite Aid Corporation                         5100 Library Road                Bethel Park             PA      15102
   96    Rite Aid Corporation                         5400 Rising Sun Avenue           Philadelphia            PA      19120
   97    Rite Aid Corporation                         507 W. Elk Ave.                  Elizbethton             TN      37643
   98    Rite Aid Corporation                         3460 S. 5600 West                West Valley             UT      84120
   99    Rite Aid Corporation                         2917 Brandon Ave, S.W.           Roanoke                 VA      24015
   100   Rite Aid Corporation                         1500 W Beverly St.               Staunton                VA      24401
   101   Rite Aid Corporation                         1660 Independence Blvd.          Virginia Beach          VA      23455
   102   Rite Aid Corporation                         9 Susie Wilson Rd.               Essex Junction          VT      05451
   103   Rite Aid Corporation                         US Rt 7                          Middlebury              VT      05753
   104   Rite Aid Corporation                         700 S. Main Street               Ellensburg              WA      98926
   105   Rite Aid Corporation                         1630 Grand Ave.                  Pullman                 WA      99163
   106   Rite Aid Corporation                         5606 Summitview Ave.             Yakima                  WA      98908
   107   Rite Aid Corporation                         3175 W. DuPont Ave               Belle                   WV      25015
   108   Rite Aid Corporation                         4580 Liberty Ave.                Vermilion               OH      44089
   109   Rite Aid Corporation                         939 US 31 South                  Traverse City           MI      49684
   110   Rite Aid Corporation                         5 Saco Ave.                      Old Orchard Beach       ME      04064
   111   Rite Aid Corporation                         10-20 West Main Street           Landsdale               PA      19446
   112   Rite Aid Corporation                         1936 Van Vranken Ave.            Schenectady             NY      12308
   113   Time Warner Entertainment, L.P.              US Highway 92                    Auburndale              FL      33610

----------

(1)  Control Numbers 1, 2, and 3 are quarterly-pay loans.

(2) The date upon which construction is scheduled to be completed pursuant to the terms of the Credit Lease and related documents.

(3)  Servicing Fees include Primary and Master Servicing.


                                                     CTL MORTGAGE LOAN SCHEDULE


 CONTROL      CUT-OFF DATE        MONTHLY    GROSS   REM                                          CONSTRUCTION      MATURITY
 NUMBER          BALANCE        PAYMENT (1)  RATE   TERM  BALLOON    DEFEASANCE   CONSTRUCTION    COMPLETION (2)       DATE
------------------------------------------------------------------------------------------------------------------------------

   81          2,334,519.95      16,176.03  6.739%   261  Insured       Yes            No               -           12/10/2019
   82          4,271,674.34      29,598.69  6.739%   261  Insured       Yes            No               -           12/10/2019
   83          4,967,062.98      34,417.08  6.739%   261  Insured       Yes            No               -           12/10/2019
   84          3,576,285.69      24,780.30  6.739%   261  Insured       Yes            No               -           12/10/2019
   85          3,079,579.11      21,338.59  6.739%   261  Insured       Yes            No               -           12/10/2019
   86          2,433,860.98      16,864.37  6.739%   261  Insured       Yes            No               -           12/10/2019
   87          1,887,483.88      13,078.49  6.739%   261  Insured       Yes            No               -           12/10/2019
   88          2,086,167.38      14,455.18  6.739%   261  Insured       Yes            No               -           12/10/2019
   89          2,607,708.50      18,068.97  6.739%   261  Insured       Yes            No               -           12/10/2019
   90          2,731,885.51      18,929.40  6.739%   261  Insured       Yes            No               -           12/10/2019
   91          2,607,708.50      18,068.97  6.739%   261  Insured       Yes            No               -           12/10/2019
   92          3,029,908.59      20,994.42  6.739%   261  Insured       Yes            No               -           12/10/2019
   93          2,384,190.46      16,520.20  6.739%   261  Insured       Yes            No               -           12/10/2019
   94          6,059,817.18      41,988.84  6.739%   261  Insured       Yes            No               -           12/10/2019
   95          2,627,576.99      18,206.64  6.739%   261  Insured       Yes            No               -           12/10/2019
   96          2,548,103.02      17,655.96  6.739%   261  Insured       Yes            No               -           12/10/2019
   97          1,927,220.86      13,353.83  6.739%   261  Insured       Yes            No               -           12/10/2019
   98          3,377,603.64      23,403.62  6.739%   261  Insured       Yes            No               -           12/10/2019
   99          2,582,872.52      17,896.88  6.739%   261  Insured       Yes            No               -           12/10/2019
   100         2,384,190.46      16,520.20  6.739%   261  Insured       Yes            No               -           12/10/2019
   101         2,880,897.05      19,961.91  6.739%   261  Insured       Yes            No               -           12/10/2019
   102         1,907,352.37      13,216.16  6.739%   261  Insured       Yes            No               -           12/10/2019
   103         1,639,131.30      11,357.64  6.739%   261  Insured       Yes            No               -           12/10/2019
   104         3,377,603.64      23,403.62  6.739%   261  Insured       Yes            No               -           12/10/2019
   105         2,582,872.52      17,896.88  6.739%   261  Insured       Yes            No               -           12/10/2019
   106         4,172,333.31      28,910.35  6.739%   261  Insured       Yes            No               -           12/10/2019
   107         1,241,765.75       8,604.27  6.739%   261  Insured       Yes            No               -           12/10/2019
   108         1,689,673.43      12,779.46  7.050%   256     No         Yes            No               -           07/10/2019
   109         1,575,114.51      12,880.08  7.253%   223     No         No             No               -           10/10/2016
   110         1,826,132.74      15,271.75  7.620%   225     No         Yes            No               -           12/01/2016
   111         2,688,537.94      19,803.55  7.670%   238     No         Yes            No               -           01/01/2018
   112         1,681,245.78      13,476.46  7.740%   254     No         Yes            No               -           05/10/2019
   113         3,055,623.03      28,169.58  7.360%   180     No         Yes           Yes            4/1/1998       03/10/2013

                                                     CTL MORTGAGE LOAN SCHEDULE

 CONTROL          FEE/             LEASE       INTEREST RESERVE        ESCROW     INTEREST    SERVICING  LOAN
 NUMBER        LEASEHOLD            TYPE            DEPOSIT            DEPOSITS    RESERVE      FEES (3)  SELLER  SUBSERVICER
------------------------------------------------------------------------------------------------------------------------------

   81             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   82             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   83             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   84             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   85             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   86             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   87             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   88             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   89             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   90       Fee & Leasehold       Bondable                                                       0.040%   Daiwa     GMACCM
   91       Fee & Leasehold       Bondable                                                       0.040%   Daiwa     GMACCM
   92       Fee & Leasehold       Bondable                                                       0.040%   Daiwa     GMACCM
   93             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   94             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   95             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   96             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   97       Fee & Leasehold       Bondable                                                       0.040%   Daiwa     GMACCM
   98             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   99       Fee & Leasehold       Bondable                                                       0.040%   Daiwa     GMACCM
   100      Fee & Leasehold       Bondable                                                       0.040%   Daiwa     GMACCM
   101            Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   102            Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   103            Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   104            Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   105            Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   106            Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   107            Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   108            Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   109            Fee            Double Net                          $2,236.28                   0.040%   Daiwa     GMACCM
   110            Fee            Double Net                          $2,580.20                   0.040%   Daiwa     GMACCM
   111            Fee            Triple Net                                                      0.040%   Daiwa     GMACCM
   112            Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   113            Fee             Bondable                                        $19,061.91     0.040%   Daiwa     GMACCM

                                    EXHIBIT B

                     FORM OF CERTIFICATE OF AN OFFICER OF
                             DAIWA FINANCE CORP.

     I, ______________________, hereby certify that I am an authorized signatory of Daiwa Finance Corp., a New York corporation (the "Seller"), and that, based upon information provided to me by appropriate officers, certify further as follows, to the best of my knowledge:

          1. The representations and warranties of the Seller in the Mortgage Loan Purchase Agreement, dated as of March 1, 1998 (the "MLPA") are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date.

          2. The Seller has, in all material aspects, complied with all the agreements and satisfied all the conditions on its part that are required under the MLPA to be performed or satisfied at or prior to the date hereof.

     IN WITNESS WHEREOF, I have executed this Certificate as of __________,
1998.


                                          DAIWA FINANCE CORP.


                                          By: __________________________________
                                              Name:
                                              Title:


     I, ______________________, a ________________ of the Seller, hereby certify that ______________________ is an authorized signatory of the Seller and that the signature appearing above is his genuine signature.

     IN WITNESS WHEREOF, I have executed this Certificate as of __________,
1998.


                                          By: __________________________________
                                              Name:
                                              Title:

                                    EXHIBIT C

                              FORM OF LEGAL OPINION

     1. The Mortgage Loan Seller is a New York corporation duly organized, validly existing and in good standing under the laws of the State of New York, with full corporate power and authority to own its assets and conduct its business as presently conducted by it, to own the Mortgage Loans, and enter into and perform its obligations under the Mortgage Loan Purchase Agreement.

     2. The Mortgage Loan Purchase Agreement has been duly authorized, executed and delivered by the Mortgage Loan Seller and constitutes the legal, valid and binding obligations of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms of the Mortgage Loan Purchase Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except to the extent rights to indemnity and contribution may be limited by applicable law.

     3. The execution and delivery of the Mortgage Loan Purchase Agreement by the Mortgage Loan Seller and the performance of its obligations under the Mortgage Loan Purchase Agreement will not conflict with any provision of any federal or State of New York law or regulation to which the Mortgage Loan Seller is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Mortgage Loan Seller's organizational documents, or, to our knowledge, any agreement or instrument to which the Mortgage Loan Seller is a party or by which it is bound, or any order of a federal or State of New York court, regulatory body, administrative agency or government body having jurisdiction over the Mortgage Loan Seller.

     4. There is no action, suit, proceeding or investigation pending or threatened, against the Mortgage Loan Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

     5. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Mortgage Loan Seller of or compliance by the Mortgage Loan Seller with the Mortgage Loan Purchase Agreement or the consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, other than those which have been obtained by the Mortgage Loan Seller.

               MERRILL LYNCH MORTGAGE INVESTORS, INC. 1998-C1-CTL

                                   SCHEDULE I

     (i) Immediately prior to the sale, transfer and assignment of the Mortgage Loans to the Company, the Mortgage Loan Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan;

     (ii) The Mortgage Loan Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, and none of the Mortgage Note, the Mortgage or any other related loan document prohibits such transfer;

     (iii) Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed in connection with such Mortgage Loan is, a valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and any lost note affidavit included in the Mortgage File in lieu of a Mortgage Note does not impair the ability of the holder thereof to enforce the terms of such Mortgage Note;

     (iv) Each related Assignment of Leases, or, if none, the assignment of leases and rents contained in the related Mortgage creates a valid, collateral or first priority assignment of, or a valid first priority security interest in, and, except for Mortgage Loan control number 21, the right to receive all payments due under the related leases, and no other person owns any interest therein superior to or of equal priority with the interest created under such assignment, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the enforcement of creditors' rights generally, and by the application of the rules of equity;

     (v) Each related assignment of Mortgage from the Mortgage Loan Seller to the Trustee and any related assignment of Assignment of Leases, if any, and assignment of any other agreement executed in connection with such Mortgage Loan, from the Mortgage Loan Seller to the Trustee constitutes the legal, valid and binding assignment from the Mortgage Loan Seller to the Trustee, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

     (vi) Since origination, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded, except, in each of the foregoing instances, by written instruments that are a part of the related Mortgage File, and, if required, recorded in the applicable public recording office if necessary to maintain the priority of the lien of the related Mortgage and security agreements and delivered to the Company, and no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in each case, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and none of the related Mortgages contain terms which provide for release of any portion of the Mortgaged Property from the lien of the Mortgage in any manner which materially and adversely affects the security provided by the Mortgaged Property;

     (vii) Each related Mortgage is a valid first lien on the related Mortgaged Property (subject to the matters described in clause (viii) below), and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described in clause (viii) below);

     (viii) The lien of each related Mortgage as a first priority lien in the outstanding principal amount of such Mortgage Loan (as set forth on the Mortgage Loan Schedule) after all advances of principal is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Mortgage Loan Seller, its successors and assigns, subject only to (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, and (c) the exclusions and exceptions (general and specific) set forth in such policy, all of which are generally acceptable to reasonably prudent mortgage lenders; the original holder of the Mortgage, and/or its successor or assigns, are the sole named insureds under such policy; such policy is assignable to the Company and the Trustee without the consent of or any notification to the insurer, and is now in full force and effect and will remain so upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy, and the Mortgage Loan Seller has not done anything, by act or omission, and the Mortgage Loan Seller has no knowledge of any matter, which would impair or diminish the coverage of such policy;

     (ix) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and the Mortgage Loan Seller covenants that it will not make any future advances under the Mortgage Loan to the related Mortgagor;

     (x) The Mortgage Loan Seller has received no notice of any proceeding pending, nor to the Mortgage Loan Seller's knowledge, is any proceeding threatened, for the total or partial condemnation of all or any material portion of such Mortgaged Property, and, to the Mortgage Loan Seller's knowledge, each related Mortgaged Property is free and clear of any material damage that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan.

     (xi) Except as indicated on Exhibit I-XI(A) attached hereto, the related Mortgagor has represented to the Mortgagee or the Tenant under the related Credit Lease has covenanted that, as of the date of origination of such Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, such Mortgagor and the lessee and/or operator of the related Mortgaged Property was in possession of all material licenses, permits and other authorizations necessary and required by all applicable laws for the conduct of its business and all such licenses, permits and authorizations were valid and in full force and effect, with the exception of Mortgage Loans listed in Exhibit I-XI(B), which are Construction Loans for which all material licenses, permits and other authorizations may not be issued or available until the completion of construction but for which the related Mortgagor is required to procure pursuant to the terms of the Mortgage Loan or the Tenant is required to procure pursuant to the terms of the related Credit Lease;

     (xii) The Mortgage Loan does not have a shared appreciation feature, other contingent interest feature or provide for hyper-amortization, a negative amortization feature, or any negative amortization which is continuing as of or arises after the Cut-Off Date;

     (xiii) The Mortgage Loan is a whole loan and no other party holds a participation interest in such Mortgage Loan;

     (xiv) The Mortgage Rate (exclusive of any default interest, late charges, prepayment premiums or defeasance deposits) of each Mortgage Loan complied as of the date of origination with, or such Mortgage Loan is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury; any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to each Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

     (xv) All taxes and governmental assessments which would be a lien on the Property and that prior to the Cut-Off Date became due and owing in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established or the Tenant under the Credit Lease is required to pay all such taxes, assessments or other charges;

     (xvi) All escrow deposits (other than escrow reserves for funding construction) and payments required pursuant to the Mortgage Loan are in the possession, or under the control, of the Mortgage Loan Seller or its agent and all amounts required to be deposited by the Borrower under the Loan Documents as of the date hereof have been deposited and all such escrows and deposits have been conveyed by the Mortgage Loan Seller to the Company and identified as such with appropriate detail;

     (xvii) As of the date of its origination, each related Mortgaged Property is insured by a fire and extended perils insurance policy in an amount not less than the lesser of (A) the outstanding principal balance of the Mortgage Loan and (B) the replacement cost of the related Mortgaged Property, and in all events the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; with respect to each related Mortgaged Property, in the event a Tenant may, pursuant to the terms of the Credit Lease, offset rent in the event of any casualty, the Mortgagor shall maintain business interruption insurance (or loss of rents insurance) and comprehensive general liability insurance in amounts generally required by institutional lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured and to the Mortgagee of termination or cancellation, and no such notice has been received; each related Mortgage or loan agreement obligates the related Mortgagor to maintain a fire and extended perils insurance and, at such Mortgagor's failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor, provided, however, the obligation of the Mortgagor pursuant to the Mortgage or loan agreement to maintain such insurances is waived so long as the Tenant under the related Credit Lease is complying with such requirements through a program of Tenant self-insurance;

     (xviii) Each Mortgage provides that any insurance proceeds in respect of a casualty, other than business interruption/rental income insurance, and any condemnation awards (or condemnation proceeds) or insurance proceeds, will be applied either to the repair or restoration of the Mortgaged Property or to the repayment of the outstanding principal balance of the Mortgage Loan, except in the instance of any claims paid pursuant to any special risk casualty/condemnation insurance policies under which the lender is the named insured (as opposed to merely loss payee), in which case such proceeds may be applied at the discretion of the holder of the related Mortgage Note;

     (xix) (A) To the Mortgage Loan Seller's knowledge, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, and (B) the Mortgage Loan Seller has not waived in writing any material default, breach, violation or event of acceleration of any of the foregoing, and, pursuant to the terms of the related Mortgage or the related Mortgage Note, no person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note;

     (xx) No Monthly Payment on such Mortgage Loan has been more than 30 days delinquent from the later of one year prior to the Cut-off Date, the date of origination of such Mortgage Loan or, if applicable, the date of acquisition by the Mortgage Loan Seller of such Mortgage Loan, through the Cut-off Date;

     (xxi) Each related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy or other law affecting the right of creditors generally and the application of principles of equity, and there is no exemption available to the Mortgagor which would interfere with such right to foreclose;

     (xxii) Except as indicated on Exhibit I-XXII attached hereto, one or more environmental site assessments were performed by an environmental consulting firm independent of the Mortgage Loan Seller and the Mortgage Loan Seller's affiliates with respect to related Mortgaged Property during the 14 months prior to the origination date and the Mortgage Loan Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessments referred to herein, has no knowledge of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); in each case where the report disclosed a condition, either (a) the recommended action has been taken, including implementation of an O&M agreement, (b) funds sufficient to pay for such recommended action have been escrowed, or (c) the Tenant under a Credit Lease Loan has the obligation to remedy such condition;

     (xxiii) Each related Mortgage, Mortgage Note or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, as applicable, the related Mortgaged Property, or any controlling interest therein, is directly or indirectly transferred or sold or is encumbered in connection with subordinate financing (other than any existing subordinate debt);

     (xxiv) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended (the "Code"). For this purpose, Section 860G(a)(3) of the Code shall be applied without regard to the rule contained in Treasury Regulations Section 1.860G-2(f)(2) which treats a defective mortgage loan as a "qualified mortgage" under certain circumstances. Accordingly, the Mortgage Loan Seller represents and warrants that each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred;

     (xxv) As of the Cut-off Date the Mortgage Loan Schedule is true and correct in all material respects;

     (xxvi) Prepayment Premiums and Yield Maintenance Charges payable with respect to the Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2);

     (xxvii) The Mortgage File contains an appraisal of the related Mortgaged Property, which appraisal is signed by a qualified appraiser who, to the Mortgage Loan Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

     (xxviii) None of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses and/or except for immaterial encroachments or where the same is covered by a title insurance endorsement or affirmative title insurance coverage), and no improvements on adjoining properties materially encroach upon such Mortgaged Property, or the requisite title insurance has been obtained with respect to the foregoing;

     (xxix) The related Mortgagor has covenanted in the Mortgage Loan documents or the related Tenant has covenanted in the related Credit Lease to maintain the related Mortgaged Property in compliance with all applicable laws, zoning, ordinances rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent institutional commercial mortgage lenders or lenders on credit leased properties with respect to the foregoing matters; the Mortgage Loan Seller has received no notice of any material violation of any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of such Mortgaged Property;

     (xxx) With respect to each Mortgage Loan, the related Mortgagor is an entity which has represented and covenanted in connection with the origination of the Mortgage Loan, or whose organizational documents provide, that so long as the Mortgage Loan is outstanding it will be a single-purpose entity. For this purpose, "single-purpose entity" shall mean a person, other than an individual, which does not engage in any business unrelated to the related Mortgaged Property (which may include multiple Mortgaged Properties owned by the same Borrower and securing only Mortgage Loans conveyed hereunder as listed on
Exhibit I-XXX) and its (or their) financing, does not have any material assets other than those related to its interest in such Mortgaged Property (or Mortgaged Properties) or its (or their) financing, or any indebtedness other than as permitted by the related Mortgage or the other documents in the Mortgage Loan File, and such Mortgagor has covenanted under the Mortgage that it will maintain its own books and records separate and apart from any other person, and holds itself out as being a legal entity, separate and apart from any other person;

     (xxxi) The Mortgage Loan complied, in all material respects, with all of the terms, conditions and requirements of the Mortgage Loan Seller's applicable underwriting standards in effect at the time of the origination or acquisition of such Mortgage Loan;

     (xxxii) The Mortgage Loan Seller has no knowledge nor has it received any notice that any Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

     (xxxiii) To the best of Mortgage Loan Seller's knowledge, as of the Closing Date, there is no right of rescission, offset, abatement, diminution, defense or counterclaim to the Mortgage Loan (including the defense of usury), nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any rights thereunder, render the Mortgage Note or the Mortgage unenforceable, in whole or in part (excluding provisions relating to default interest, yield maintenance charges, prepayment premiums or defeasance deposits), or subject to any right of rescission, offset, abatement, diminution, valid defense or counterclaim (including the defense of usury or the violation of any applicable disclosure or consumer credit laws), except in any such case as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and no such right of rescission, offset, abatement, diminution, defense or counterclaim has been asserted with respect thereto;

     (xxxiv) In the case of any Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are, or will become, payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor or in connection with the release of the Mortgaged Property or related security for the Mortgage Loan following the payment of the Mortgage Loan in full;

     (xxxv) The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the Mortgagor or Tenant is required to maintain or the Mortgagee maintains, flood insurance with respect to such improvements or the Tenant under the related Credit Lease has no right to abate, offset rent, or terminate such Credit Lease in the event of flood;

     (xxxvi) If the Mortgaged Property is subject to any leases, the Mortgagor is the owner and holder of the landlord's interest under any leases and the related Mortgage or Assignment of Leases provides for the appointment of a receiver for rents (in accordance with applicable law) or allows the Mortgagee (in accordance with applicable law) to enter into possession to collect rent or provides for rents to be paid directly to Mortgagee;

     (xxxvii) The Mortgage Note is not secured by any collateral that is not being transferred hereunder;

     (xxxviii) Each Mortgage Loan, if any, that is cross-collateralized is cross-collateralized only with one or more other Mortgage Loans being transferred hereunder;

     (xxxix) The origination (or acquisition, as the case may be), servicing and collection practices used with respect to the Mortgage Loan by the Mortgage Loan Seller and, to the Mortgage Loan Seller's knowledge, by any prior holder of the Mortgage Loan, have been in all respects legal, proper and prudent in all material respects and have met customary industry standards;

     (xl) Except as indicated on Exhibit I-XI, no advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Mortgage Loan Seller to the Mortgagor and, to the Mortgage Loan Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage ,provided, however, Rental Payments or similar payments made by the Tenant under the related Credit Lease directly to the Mortgage Loan Seller (or its loan servicer or agent) shall not be deemed a breach of this representation;


     (xli) UCC Financing Statements have been filed and/or recorded in all places necessary to perfect a valid security interest in all material furniture, fixtures and equipment owned by a Mortgagor and located on each Mortgaged Property and for which perfection is accomplished by the filing of a UCC financing statement, and the mortgages, security agreements, chattel mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loans establish and create a valid and enforceable first lien and first priority security interest on such material furniture, fixtures and equipment except as enforceability may be limited by bankruptcy or other laws affecting creditor's rights generally or by the application of the rules of equity;

     (xlii) To the Mortgage Loan Seller's knowledge, the Mortgagor has no indebtedness for borrowed money secured by a mortgage encumbering the Mortgaged Property other than the Mortgage Loan. Each Mortgage provides that the Mortgagor may not incur additional debt secured by the Mortgaged Property without (A) the Mortgagee's prior written consent, or (B) written confirmation from each Rating Agency that such additional debt will not result in a withdrawal or downgrade of any ratings assigned to the Certificates;

     (xliii) Based on information obtained from the related Mortgagor at the time of origination, a list of borrowers or groups of affiliated borrowers with multiple Mortgage Loans is attached hereto as Exhibit I-XLIII(A) and, as of the Cut-off Date, the aggregate principal amount of any Mortgage Loan or group of Mortgage Loans made to one borrower or group of affiliated borrowers does not exceed the amount set forth in Exhibit I-XLIII(B) attached hereto;

     (xliv) The Mortgage Loan has an interest rate of at least 6.570% per annum;

     (xlv) The Mortgage Loan is non-recourse to the related Mortgagor (or its principals) except for certain circumstances including fraud, misappropriation, material misrepresentation and other matters expressly set forth in the related Mortgage Loan documents;

     (xlvi) The Mortgage Loan Seller (or Mortgage Loan originator) has inspected or caused to be inspected each related Mortgage Property within twelve months of origination;

     (xlvii) Except as set forth in Schedule II, the Mortgage Loan is not secured in whole or in part by a ground lease; and

     (xlviii) To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or Mortgaged Property that, if determined adversely to such Mortgagor, would materially and adversely affect the ability of the Mortgagor to pay principal, interest or any other amount due under such Mortgage Loan.

                                   SCHEDULE II

     For each Mortgage Loan identified on the Mortgage Loan Schedule as a ground lease, the Mortgage Loan Seller hereby represents and warrants:

          (A)(i) the Mortgage Loan is also secured by the related fee interest or (ii) the ground lease represents a non-essential portion of the Mortgaged Property, and the ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Mortgagor, or the Mortgagee if the Mortgagee acquires the related Mortgaged Property upon foreclosure, assignment-in-lieu of foreclosure or otherwise) that extends not less than 10 years beyond the stated maturity of the related Mortgage Loan, or

          (B) if the Mortgage Loan is secured by a Mortgage constituting a valid first lien on an unencumbered interest of the Borrower as lessee under a ground lease underlying the related Mortgaged Property, then the Mortgage Loan Seller represents and warrants the following:

               (i) The ground lease (which shall mean such ground lease, all amendments and modifications thereof and any related estoppels or agreements from ground lessor) or a memorandum regarding it has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. There has been no material change in the terms of such ground lease since its recordation, except by written instruments, all of which are included in the related Mortgage File;

               (ii) The lessor under such ground lease has agreed in a writing included in the related Mortgage File that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the Mortgagee and that any such action without such consent is not binding on the Mortgagee, its successors or assigns, except if an event of default occurs under the Ground Lease and notice is provided to the Mortgagee and such default is curable by the Mortgagee, but remains uncured beyond the applicable cure period;

               (iii) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Mortgagee) that extends not less than 10 years beyond the stated maturity of the related Mortgage Loan;

               (iv) The ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the

          Mortgage (including without limitation, the rights of any fee-mortgage, if any) other than the related ground lessor's related fee interest and any exceptions set forth in the related title insurance policy or opinion of title;

               (v) The ground lease is assignable to the Mortgagee and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date);

               (vi) As of the date of origination of the Mortgage Loan, and to the Mortgage Loan Seller's knowledge as of the Cut-off Date, the ground lease is in full force and effect and no default has occurred, nor is there any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

               (vii) The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the Mortgagee. The ground lease or ancillary agreement further provides that no notice given is effective against the Mortgagee unless a copy has been given to the Mortgagee in a manner described in the ground lease or ancillary agreement;

               (viii) The Mortgagee is permitted a reasonable opportunity, which may be concurrent and coterminous with the Mortgagor's rights thereunder (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the Mortgagee is proceeding) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease;

               (ix) The ground lease does not impose any restrictions on subletting by the Mortgagee that would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

               (x) The ground lease provides that any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or, to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan);

               (xi) Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have the option to terminate or modify the ground lease without prior written consent of the Mortgagee as a result of any casualty or partial condemnation, except to provide for an abatement of the rent;

               (xii) Upon request, the ground lessor is required to enter into a new lease upon termination of the Ground Lease for any reason, on substantially similar terms and conditions as the old lease, including upon the rejection of the lease in bankruptcy; and

               (xiii) The ground lease does not provide for an increase in rental payments during the term of the related Mortgage Loan except for scheduled increases which are the responsibility of the related Tenant under the Credit Lease.

                                  SCHEDULE III

     (i) Except as indicated in Exhibit III-I attached hereto, the base lease payments due under the related Credit Lease are equal to or greater than the payments due with respect to the related Mortgage Loan, and, as to the Bondable Leases, are payable without setoff, counterclaim, recoupment, abatement, reduction or defense;

     (ii) Except as indicated in Exhibit III-II, the Mortgagor does not have monetary obligations under the related Credit Lease, and every monetary obligation associated with managing, owning, developing and operating the leased property, including, but not limited to, the costs associated with utilities, taxes, insurance, maintenance, payments under ground leases, and repairs is an obligation of the related Tenant, except for those repair or other items for which the Mortgagee has required regular deposits into an escrow account maintained by the Mortgagee or its designee;

     (iii) Except as indicated in Exhibit III-III, the Mortgagor does not have any material non-monetary obligations under the related Credit Lease, except for the delivery of possession of the leased property;

     (iv) The Mortgagor has not made any representation or warranty in the related Credit Lease, a breach of which would result in the termination of, or an offset or abatement with respect to, such Credit Lease;

     (v) (A) Other than due to a default by the Mortgagor under a related Credit Lease which is not a Bondable Lease, the Tenant cannot terminate such Credit Lease for any reason other than in certain events of casualty or condemnation, which events are insured under a Lease Enhancement Policy, and (B) in each case where the term of the Credit Lease is shorter than the amortized Mortgage term, the balloon amount of such related Mortgage Loan due at the scheduled maturity thereof is insured by an RVI Policy;

     (vi) In the event the related Tenant assigns or sublets the related leased property, such Tenant (and if applicable, the related guarantor) remains obligated under the related Credit Lease;

     (vii) Each property related to a Credit Lease Loan is one or more separate tax lots;

     (viii) Except as indicated in Exhibit III-VIII, the related Tenant has agreed to indemnify the Mortgagor from any claims of any nature (a) to which the Mortgagor is subject because of such Mortgagor's estate in the leased property, or (b) arising from (i) injury to or death of any person or damage to or loss of property on the leased property or connected with the use, condition or occupancy of the leased property, (ii) Tenant's violation of the related Credit Lease, or (iii) any act or omission of the Tenant;

     (ix) Except as indicated in Exhibit III-IX, the related Tenant has agreed to indemnify the Mortgagor from any claims of any nature arising as a result of any hazardous material affecting the leased property and due to such Tenant's use of the leased property;

     (x) In connection with Credit Lease Loans with respect to which a lease guarantee exists, the related guarantor (which is the rated entity affiliated with the Tenant) guarantees the payment due under the related Credit Lease and such guarantee, on its face, contains no conditions to such payment, other than a notice and right to cure; the lease guarantee is the legal, valid and binding obligation of the related guarantor, and the lease guarantee is assignable together with the Credit Lease without further consent of the related guarantor; and the guaranty provides that it is the guaranty of both the performance and payment of the financial obligations of the Tenant under the related Credit Lease, and does not provide for offset, counterclaim or defense;

     (xi) Each Credit Lease Loan which has a Balloon Payment due at maturity which is not covered by a corresponding lease payment from the Tenant, has the benefit of a residual value insurance policy, such policy has been obtained, and with respect to the Credit Leases other than Bondable Leases, the required premiums have been paid;

     (xii) Each Credit Lease Loan which gives the Tenant a right to terminate such Credit Lease in certain events of casualty or condemnation has been insured pursuant to a special risk insurance policy (insuring lease termination in the event of casualty, condemnation, or both, as may be applicable) and the required premiums have been paid;

     (xiii) The list of lease guarantors or Tenants of the related Credit Lease, attached as Exhibit III-XIII hereto, is accurate in all material respects;

     (xiv) Any obligation or liability imposed by any easement or reciprocal easement agreement is an obligation of the Tenant and is without recourse or liability to the Mortgagor;

     (xv) Except for Double Net Leases and Triple Net Leases, and except for those Bondable Leases which afford the related Tenant the right to terminate the Credit Lease upon the occurrence of certain casualty and/or condemnation events upon payment of an amount sufficient to defease the related Mortgage Loan, the obligations of the Tenant under the related Credit Lease, including, but not limited to, the obligation to pay fixed and additional rent, are not affected by reason of any damage to or destruction of any portion of the leased property, any taking of the leased property or any part thereof by condemnation or otherwise; or any prohibition, limitation, interruption, cessation, restriction, prevention or interference of the Tenant's use, occupancy or enjoyment of the leased property;

     (xvi) Based on an Estoppel Letter from the Tenant as of the Mortgage Loan's origination date, no default by the mortgagor or the Tenant has occurred under the related Credit Lease and there is no existing condition which, but for the passage of time or the giving of notice, or both would result in a default under the terms of such Credit Lease;

     (xvii) The Credit Lease is in full force and effect and is a legal, valid, binding and enforceable agreement of the related Tenant;

     (xviii) In the event that the Trustee acquires title to a Mortgaged Property by foreclosure or otherwise, the Mortgagor's interest under the related Credit Lease is freely assignable by the Trustee and its successors and assigns to any person without the consent of the Tenant (but with notice), and in the event the Mortgagor's interest is so assigned, the Tenant will be obligated to recognize the assignee as Mortgagor under such Credit Lease;

     (xix) Except as indicated in Exhibit III-XIX, the Tenant has delivered a subordination, non-disturbance and attornment agreement, and an Estoppel Letter with respect to the related Credit Lease; and

     (xx) Except as indicated on Exhibit III-XX, the Tenant has agreed to notify the Mortgagee of any default under the related Credit Lease and to provide the Mortgagee with an opportunity to cure;

     (xxi) The terms of the Credit Lease may not be modified in any material respect including, without limitation, its economic terms, without the consent of the mortgagee thereunder; and to the knowledge of the Mortgage Loan Seller, no Tenant has been released, in whole or in part, from its obligations under its Credit Lease;

     (xxii) Except as indicated in Exhibit III-XXII, each Tenant is required to make all rental payments directly to the Mortgagee; and

     (xxiii) Except as indicated in Exhibit III-XXIII, no Mortgage Loan is secured by a Mortgaged Property that is under construction or substantial rehabilitation.

                                 EXHIBIT I-XI(A)


                                      NONE

                                EXHIBIT I-XI(B)


  FILE
CONTROL                 COMMON                           PROPERTY                         PROPERTY       PROPERTY
 NUMBER              TENANT NAME                         STREET ADDRESS                     CITY           STATE
-------              -----------                         --------------                   --------       --------

   3         Allegheny General Hospital                  Federal St./W.N. Ave            Pittsburgh         PA
   4         Baptist Hospital, Inc.                      2011 Murphy                     Nashville          TN
   53        County of Monroe, New York                  50 West Main St.                Rochester          NY
   57        Northwestern Human Svcs, Inc.               Coal Township                 Northumberland       PA
  113        Time Warner Entertainment, L.P.             US Highway 92                   Auburndale         FL

                                  EXHIBIT I-XVI

                                      NONE

                                 EXHIBIT I-XXII

                                      NONE

                                 EXHIBIT I-XXX


  FILE
  CONTROL                    COMMON
  NUMBERS                    TENANT NAME                                    BORROWER
  -------                    -----------                                    --------

  11, 14                     Circuit City Stores, Inc.                      WMI/MPI Business Trust & WML/MPL Business Trust
  43, 44                     Heilig-Meyers, Inc.                            WEC 97H - Washington-1
  28, 29, 30                 Heilig-Meyers, Inc.                            WEC 97H - Iowa-1
  34, 35                     Heilig-Meyers, Inc.                            WEC 97H - Illinois
  32, 33                     Heilig-Meyers, Inc.                            WEC 97H - Idaho
  25, 26, 27                 Heilig-Meyers, Inc.                            WEC 97H - California
  38, 40                     Heilig-Meyers, Inc.                            WEC 97H-Oregon-2
  39, 41                     Heilig-Meyers, Inc.                            WEC 97H-Oregon-1
  55, 56                     Northwestern Human Services, Inc.              CRI Northwestern I Trust
  76-78, 90, 91, 99, 100     Rite Aid Corporation                           Buffalo-BAL Business Trust & SDI Business Trust

FILE
CONTROL  COMMON                 PROPERTY        PROPERTY      PROPERTY
NUMBER   TENANT NAME            STREET ADDRESS  CITY           STATE     AMOUNT
-------  -----------            --------------  --------      --------   ------

 109     Rite Aid Corporation   939 US 31 South Traverse City   MI     $2,096.25

The loan servicer inadvertently remitted the required monthly structural reserve to the related borrower. The servicer has reimbursed this account out of its own funds to cover this shortfall. The borrower has confirmed that it will reimburse the servicer for these amounts, however, the servicer has agreed to take no action in the event the borrower fails to reimburse all or any portion of such amounts. This funding of the escrow account does not represent payment of sums due from the borrower by a third party since the borrower caused such amounts to be paid over the servicer and the servicer in turn remitted such amounts back to the borrower.

                                    XLIII(A)


                                                                                                     RELATED
CONTROL                     TENANT/                             LEASE                                  LOAN
 NUMBER                 LEASE GUARANTOR                         TYPE                               CONTROL #'S
-------                 ---------------                         -----                              -----------

   1             Allegheny Hospital, Centennial                 Bond                                  1,2,3
------------------------------------------------------------------------------------------------------------------------------------
   2               Allegheny General Hospital                   Bond                                  1,2,3
------------------------------------------------------------------------------------------------------------------------------------
   3               Allegheny General Hospital                   Bond                                  1,2,3
------------------------------------------------------------------------------------------------------------------------------------
   4                 Baptist Hospital, Inc.                     Bond                           4,68-70,74,89,95,96
------------------------------------------------------------------------------------------------------------------------------------
   5                 Baptist Hospital, Inc.                     Bond                                5,7,79,98
------------------------------------------------------------------------------------------------------------------------------------
   6               Circuit City Stores, Inc.                    Bond                                   None
------------------------------------------------------------------------------------------------------------------------------------
   7               Circuit City Stores, Inc.                    Bond                                5,7,79,98
------------------------------------------------------------------------------------------------------------------------------------
   8               Circuit City Stores, Inc.                    Bond                                   None
------------------------------------------------------------------------------------------------------------------------------------
   9               Circuit City Stores, Inc.                    Bond                                   9,10
------------------------------------------------------------------------------------------------------------------------------------
   10              Circuit City Stores, Inc.                    Bond                                   9,10
------------------------------------------------------------------------------------------------------------------------------------
   11              Circuit City Stores, Inc.                    Bond                 11,14,16,18-20,76-78,90-92,97,99,100,114
------------------------------------------------------------------------------------------------------------------------------------
   12              Circuit City Stores, Inc.                    Bond                                    13
------------------------------------------------------------------------------------------------------------------------------------
   13              Circuit City Stores, Inc.                    Bond                                    12
------------------------------------------------------------------------------------------------------------------------------------
   14              Circuit City Stores, Inc.                    Bond                 11,14,16,18-20,76-78,90-92,97,99,100,114
------------------------------------------------------------------------------------------------------------------------------------
   15              Circuit City Stores, Inc.                    Bond                                   None
------------------------------------------------------------------------------------------------------------------------------------
   16                     Eckerd Corp.                       Triple Net              11,14,16,18-20,76-78,90-92,97,99,100,114
------------------------------------------------------------------------------------------------------------------------------------
   17              Federal Insurance Company                 Double Net                                None
------------------------------------------------------------------------------------------------------------------------------------
   18                   Fred Meyer, Inc.                        Bond                 11,14,16,18-20,76-78,90-92,97,99,100,114
------------------------------------------------------------------------------------------------------------------------------------
   19                   Fred Meyer, Inc.                        Bond                 11,14,16,18-20,76-78,90-92,97,99,100,114
------------------------------------------------------------------------------------------------------------------------------------
   20                   Fred Meyer, Inc.                        Bond                 11,14,16,18-20,76-78,90-92,97,99,100,114
------------------------------------------------------------------------------------------------------------------------------------
   21                   Giant Food, Inc.                     Triple Net                                None
------------------------------------------------------------------------------------------------------------------------------------
   24            Health Ins. Plan of Greater NY              Double Net                                None
------------------------------------------------------------------------------------------------------------------------------------
   25                 Heilig-Meyers, Inc.                       Bond                            25-27,36,38,40,42
------------------------------------------------------------------------------------------------------------------------------------
   26                 Heilig-Meyers, Inc.                       Bond                            25-27,36,38,40,42
------------------------------------------------------------------------------------------------------------------------------------
   27                 Heilig-Meyers, Inc.                       Bond                            25-27,36,38,40,42
------------------------------------------------------------------------------------------------------------------------------------
   28                 Heilig-Meyers, Inc.                       Bond                           28-35,37,39,41,43-44
------------------------------------------------------------------------------------------------------------------------------------
   29                 Heilig-Meyers, Inc.                       Bond                           28-35,37,39,41,43-44
------------------------------------------------------------------------------------------------------------------------------------
   30                 Heilig-Meyers, Inc.                       Bond                           28-35,37,39,41,43-44
------------------------------------------------------------------------------------------------------------------------------------
   31                 Heilig-Meyers, Inc.                       Bond                           28-35,37,39,41,43-44
------------------------------------------------------------------------------------------------------------------------------------
   32                 Heilig-Meyers, Inc.                       Bond                           28-35,37,39,41,43-44
------------------------------------------------------------------------------------------------------------------------------------



CONTROL                                       IDENTITY OF
 NUMBER                                      RELATED PARTY
-------                                      -------------

   1                               U.S. Realty Advisors & SunAmerica
--------------------------------------------------------------------------------
   2                               U.S. Realty Advisors & SunAmerica
--------------------------------------------------------------------------------
   3                               U.S. Realty Advisors & SunAmerica
--------------------------------------------------------------------------------
   4                                 Wolverine Equities (Staubach)
--------------------------------------------------------------------------------
   5                                          Devoe Moore
--------------------------------------------------------------------------------
   6                             Health Facilities Credit Corporation
--------------------------------------------------------------------------------
   7                                          Devoe Moore
--------------------------------------------------------------------------------
   8                                   The Harold Rosinsky Trust
--------------------------------------------------------------------------------
   9                                       Wm. & Peter Anest
--------------------------------------------------------------------------------
   10                                      Wm. & Peter Anest
--------------------------------------------------------------------------------
   11                        Benderson 93-1 Trust & Benderson Development
--------------------------------------------------------------------------------
   12                                    The Krupp Company, LP
--------------------------------------------------------------------------------
   13                                    The Krupp Company, LP
--------------------------------------------------------------------------------
   14                        Benderson 93-1 Trust & Benderson Development
--------------------------------------------------------------------------------
   15                               55 Equities Limited Partnership
--------------------------------------------------------------------------------
   16                                    Benderson 85-1 Trust
--------------------------------------------------------------------------------
   17
--------------------------------------------------------------------------------
   18                                    Benderson 85-1 Trust
--------------------------------------------------------------------------------
   19                                     Benderson 95 Trust
--------------------------------------------------------------------------------
   20                                     Benderson 95 Trust
--------------------------------------------------------------------------------
   21
--------------------------------------------------------------------------------
   24
--------------------------------------------------------------------------------
   25                                  Commack Land Dev. Assoc.
--------------------------------------------------------------------------------
   26                                  Commack Land Dev. Assoc.
--------------------------------------------------------------------------------
   27                                  Commack Land Dev. Assoc.
--------------------------------------------------------------------------------
   28                              Furniture Development Corporation
--------------------------------------------------------------------------------
   29                              Furniture Development Corporation
--------------------------------------------------------------------------------
   30                              Furniture Development Corporation
--------------------------------------------------------------------------------
   31                              Furniture Development Corporation
--------------------------------------------------------------------------------
   32                              Furniture Development Corporation
--------------------------------------------------------------------------------


                                                                                                     RELATED
CONTROL                     TENANT/                             LEASE                                  LOAN
 NUMBER                 LEASE GUARANTOR                         TYPE                               CONTROL #'S
-------                 ---------------                         -----                              -----------

   33                 Heilig-Meyers, Inc.                       Bond                           28-35,37,39,41,43-44
------------------------------------------------------------------------------------------------------------------------------------
   34                 Heilig-Meyers, Inc.                       Bond                           28-35,37,39,41,43-44
------------------------------------------------------------------------------------------------------------------------------------
   35                 Heilig-Meyers, Inc.                       Bond                           28-35,37,39,41,43-44
------------------------------------------------------------------------------------------------------------------------------------
   36                 Heilig-Meyers, Inc.                       Bond                            25-27,36,38,40,42
------------------------------------------------------------------------------------------------------------------------------------
   37                 Heilig-Meyers, Inc.                       Bond                           28-35,37,39,41,43-44
------------------------------------------------------------------------------------------------------------------------------------
   38                 Heilig-Meyers, Inc.                       Bond                            25-27,36,38,40,42
------------------------------------------------------------------------------------------------------------------------------------
   39                 Heilig-Meyers, Inc.                       Bond                           28-35,37,39,41,43-44
------------------------------------------------------------------------------------------------------------------------------------
   40                 Heilig-Meyers, Inc.                       Bond                            25-27,36,38,40,42
------------------------------------------------------------------------------------------------------------------------------------
   41                 Heilig-Meyers, Inc.                       Bond                           28-35,37,39,41,43-44
------------------------------------------------------------------------------------------------------------------------------------
   42                 Heilig-Meyers, Inc.                       Bond                            25-27,36,38,40,42
------------------------------------------------------------------------------------------------------------------------------------
   43                 Heilig-Meyers, Inc.                       Bond                           28-35,37,39,41,43-44
------------------------------------------------------------------------------------------------------------------------------------
   44                 Heilig-Meyers, Inc.                       Bond                           28-35,37,39,41,43-44
------------------------------------------------------------------------------------------------------------------------------------
   45               Home Depot U.S.A., Inc.                  Double Net                                None
------------------------------------------------------------------------------------------------------------------------------------
   48                     Kmart Corp.                           Bond                            48-51,55-57,61-67
------------------------------------------------------------------------------------------------------------------------------------
   49                     Kmart Corp.                           Bond                            48-51,55-57,61-67
------------------------------------------------------------------------------------------------------------------------------------
   50                     Kmart Corp.                           Bond                            48-51,55-57,61-67
------------------------------------------------------------------------------------------------------------------------------------
   51                     Kmart Corp.                           Bond                            48-51,55-57,61-67
------------------------------------------------------------------------------------------------------------------------------------
   52               The Times Mirror Company                 Double Net                                None
------------------------------------------------------------------------------------------------------------------------------------
   53                 County of Monroe, NY                   Triple Net                                None
------------------------------------------------------------------------------------------------------------------------------------
   54                Nine West Group, Inc.                      Bond                                   None
------------------------------------------------------------------------------------------------------------------------------------
   55             Northwestern Human Services                   Bond                            48-51,55-57,61-67
------------------------------------------------------------------------------------------------------------------------------------
   56             Northwestern Human Services                   Bond                            48-51,55-57,61-67
------------------------------------------------------------------------------------------------------------------------------------
   57             Northwestern Human Services                   Bond                            48-51,55-57,61-67
------------------------------------------------------------------------------------------------------------------------------------
   58                  Office Depot, Inc.                    Double Net                                None
------------------------------------------------------------------------------------------------------------------------------------
   59        The Golub Corporation (Price Chopper)              Bond                                   None
------------------------------------------------------------------------------------------------------------------------------------
   60        The Golub Corporation (Price Chopper)           Triple Net                                None
------------------------------------------------------------------------------------------------------------------------------------
   61                     Q Clubs Inc.                          Bond                            48-51,55-57,61-67
------------------------------------------------------------------------------------------------------------------------------------
   62                     Q Clubs Inc.                          Bond                            48-51,55-57,61-67
------------------------------------------------------------------------------------------------------------------------------------
   64                     Q Clubs Inc.                          Bond                            48-51,55-57,61-67
------------------------------------------------------------------------------------------------------------------------------------
   65                     Q Clubs Inc.                          Bond                            48-51,55-57,61-67
------------------------------------------------------------------------------------------------------------------------------------
   66                     Q Clubs Inc.                          Bond                            48-51,55-57,61-67
------------------------------------------------------------------------------------------------------------------------------------
   67                     Q Clubs Inc.                          Bond                            48-51,55-57,61-67
------------------------------------------------------------------------------------------------------------------------------------
   68                 Rite Aid Corporation                      Bond                           4,68-70,74,89,95,96
------------------------------------------------------------------------------------------------------------------------------------
   69                 Rite Aid Corporation                      Bond                           4,68-70,74,89,95,96
------------------------------------------------------------------------------------------------------------------------------------



CONTROL                             IDENTITY OF
 NUMBER                            RELATED PARTY
-------                            -------------

   33                    Furniture Development Corporation
--------------------------------------------------------------------------------
   34                    Furniture Development Corporation
--------------------------------------------------------------------------------
   35                    Furniture Development Corporation
--------------------------------------------------------------------------------
   36                        Commack Land Dev. Assoc.
--------------------------------------------------------------------------------
   37                    Furniture Development Corporation
--------------------------------------------------------------------------------
   38                        Commack Land Dev. Assoc.
--------------------------------------------------------------------------------
   39                    Furniture Development Corporation
--------------------------------------------------------------------------------
   40                        Commack Land Dev. Assoc.
--------------------------------------------------------------------------------
   41                    Furniture Development Corporation
--------------------------------------------------------------------------------
   42                        Commack Land Dev. Assoc.
--------------------------------------------------------------------------------
   43                    Furniture Development Corporation
--------------------------------------------------------------------------------
   44                    Furniture Development Corporation
--------------------------------------------------------------------------------
   45
--------------------------------------------------------------------------------
   48                            Corporate Realty
--------------------------------------------------------------------------------
   49                            Corporate Realty
--------------------------------------------------------------------------------
   50                            Corporate Realty
--------------------------------------------------------------------------------
   51                            Corporate Realty
--------------------------------------------------------------------------------
   52
--------------------------------------------------------------------------------
   53
--------------------------------------------------------------------------------
   54
--------------------------------------------------------------------------------
   55                            Corporate Realty
--------------------------------------------------------------------------------
   56                            Corporate Realty
--------------------------------------------------------------------------------
   57                            Corporate Realty
--------------------------------------------------------------------------------
   58
--------------------------------------------------------------------------------
   59
--------------------------------------------------------------------------------
   60
--------------------------------------------------------------------------------
   61                            Corporate Realty
--------------------------------------------------------------------------------
   62                            Corporate Realty
--------------------------------------------------------------------------------
   64                            Corporate Realty
--------------------------------------------------------------------------------
   65                            Corporate Realty
--------------------------------------------------------------------------------
   66                            Corporate Realty
--------------------------------------------------------------------------------
   67                            Corporate Realty
--------------------------------------------------------------------------------
   68                      Wolverine Equities (Staubach)
--------------------------------------------------------------------------------
   69                      Wolverine Equities (Staubach)
--------------------------------------------------------------------------------


                                                                                                     RELATED
CONTROL                     TENANT/                             LEASE                                  LOAN
 NUMBER                 LEASE GUARANTOR                         TYPE                               CONTROL #'S
-------                 ---------------                         -----                              -----------

   70                 Rite Aid Corporation                      Bond                           4,68-70,74,89,95,96
------------------------------------------------------------------------------------------------------------------------------------
   74                 Rite Aid Corporation                      Bond                           4,68-70,74,89,95,96
------------------------------------------------------------------------------------------------------------------------------------
   75                 Rite Aid Corporation                      Bond                       75,80-82,84-88,93,94,103-106
------------------------------------------------------------------------------------------------------------------------------------
   76                 Rite Aid Corporation                      Bond                 11,14,16,18-20,76-78,90-92,97,99,100,114
------------------------------------------------------------------------------------------------------------------------------------
   77                 Rite Aid Corporation                      Bond                 11,14,16,18-20,76-78,90-92,97,99,100,114
------------------------------------------------------------------------------------------------------------------------------------
   78                 Rite Aid Corporation                      Bond                 11,14,16,18-20,76-78,90-92,97,99,100,114
------------------------------------------------------------------------------------------------------------------------------------
   79                 Rite Aid Corporation                      Bond                                5,7,79,98
------------------------------------------------------------------------------------------------------------------------------------
   80                 Rite Aid Corporation                      Bond                       75,80-82,84-88,93,94,103-106
------------------------------------------------------------------------------------------------------------------------------------
   81                 Rite Aid Corporation                      Bond                       75,80-82,84-88,93,94,103-106
------------------------------------------------------------------------------------------------------------------------------------
   82                 Rite Aid Corporation                      Bond                       75,80-82,84-88,93,94,103-106
------------------------------------------------------------------------------------------------------------------------------------
   83                 Rite Aid Corporation                      Bond                                   None
------------------------------------------------------------------------------------------------------------------------------------
   84                 Rite Aid Corporation                      Bond                       75,80-82,84-88,93,94,103-106
------------------------------------------------------------------------------------------------------------------------------------
   85                 Rite Aid Corporation                      Bond                       75,80-82,84-88,93,94,103-106
------------------------------------------------------------------------------------------------------------------------------------
   86                 Rite Aid Corporation                      Bond                       75,80-82,84-88,93,94,103-106
------------------------------------------------------------------------------------------------------------------------------------
   87                 Rite Aid Corporation                      Bond                       75,80-82,84-88,93,94,103-106
------------------------------------------------------------------------------------------------------------------------------------
   88                 Rite Aid Corporation                      Bond                       75,80-82,84-88,93,94,103-106
------------------------------------------------------------------------------------------------------------------------------------
   89                 Rite Aid Corporation                      Bond                           4,68-70,74,89,95,96
------------------------------------------------------------------------------------------------------------------------------------
   90                 Rite Aid Corporation                      Bond                 11,14,16,18-20,76-78,90-92,97,99,100,114
------------------------------------------------------------------------------------------------------------------------------------
   91                 Rite Aid Corporation                      Bond                 11,14,16,18-20,76-78,90-92,97,99,100,114
------------------------------------------------------------------------------------------------------------------------------------
   92                 Rite Aid Corporation                      Bond                 11,14,16,18-20,76-78,90-92,97,99,100,114
------------------------------------------------------------------------------------------------------------------------------------
   93                 Rite Aid Corporation                      Bond                       75,80-82,84-88,93,94,103-106
------------------------------------------------------------------------------------------------------------------------------------
   94                 Rite Aid Corporation                      Bond                       75,80-82,84-88,93,94,103-106
------------------------------------------------------------------------------------------------------------------------------------
   95                 Rite Aid Corporation                      Bond                           4,68-70,74,89,95,96
------------------------------------------------------------------------------------------------------------------------------------
   96                 Rite Aid Corporation                      Bond                           4,68-70,74,89,95,96
------------------------------------------------------------------------------------------------------------------------------------
   97                 Rite Aid Corporation                      Bond                 11,14,16,18-20,76-78,90-92,97,99,100,114
------------------------------------------------------------------------------------------------------------------------------------
   98                 Rite Aid Corporation                      Bond                                5,7,79,98
------------------------------------------------------------------------------------------------------------------------------------
   99                 Rite Aid Corporation                      Bond                 11,14,16,18-20,76-78,90-92,97,99,100,114
------------------------------------------------------------------------------------------------------------------------------------
  100                 Rite Aid Corporation                      Bond                 11,14,16,18-20,76-78,90-92,97,99,100,114
------------------------------------------------------------------------------------------------------------------------------------
  101                 Rite Aid Corporation                      Bond                                   None
------------------------------------------------------------------------------------------------------------------------------------
  102                 Rite Aid Corporation                      Bond                                   None
------------------------------------------------------------------------------------------------------------------------------------
  103                 Rite Aid Corporation                      Bond                       75,80-82,84-88,93,94,103-106
------------------------------------------------------------------------------------------------------------------------------------
  104                 Rite Aid Corporation                      Bond                       75,80-82,84-88,93,94,103-106
------------------------------------------------------------------------------------------------------------------------------------
  105                 Rite Aid Corporation                      Bond                       75,80-82,84-88,93,94,103-106
------------------------------------------------------------------------------------------------------------------------------------
  106                 Rite Aid Corporation                      Bond                       75,80-82,84-88,93,94,103-106
------------------------------------------------------------------------------------------------------------------------------------



CONTROL                             IDENTITY OF
 NUMBER                            RELATED PARTY
-------                            -------------

   70                   Wolverine Equities (Staubach)
--------------------------------------------------------------------------------
   74                   Wolverine Equities (Staubach)
--------------------------------------------------------------------------------
   75                     UTFRA Limited Partnership
--------------------------------------------------------------------------------
   76           Benderson 93-1 Trust & Benderson Development
--------------------------------------------------------------------------------
   77           Benderson 93-1 Trust & Benderson Development
--------------------------------------------------------------------------------
   78           Benderson 93-1 Trust & Benderson Development
--------------------------------------------------------------------------------
   79                            Devoe Moore
--------------------------------------------------------------------------------
   80                     UTFRA Limited Partnership
--------------------------------------------------------------------------------
   81                     UTFRA Limited Partnership
--------------------------------------------------------------------------------
   82                     UTFRA Limited Partnership
--------------------------------------------------------------------------------
   83                               Kane
--------------------------------------------------------------------------------
   84                     UTFRA Limited Partnership
--------------------------------------------------------------------------------
   85                     UTFRA Limited Partnership
--------------------------------------------------------------------------------
   86                     UTFRA Limited Partnership
--------------------------------------------------------------------------------
   87                     UTFRA Limited Partnership
--------------------------------------------------------------------------------
   88                     UTFRA Limited Partnership
--------------------------------------------------------------------------------
   89                   Wolverine Equities (Staubach)
--------------------------------------------------------------------------------
   90           Benderson 93-1 Trust & Benderson Development
--------------------------------------------------------------------------------
   91           Benderson 93-1 Trust & Benderson Development
--------------------------------------------------------------------------------
   92           Benderson 93-1 Trust & Benderson Development
--------------------------------------------------------------------------------
   93                     UTFRA Limited Partnership
--------------------------------------------------------------------------------
   94                     UTFRA Limited Partnership
--------------------------------------------------------------------------------
   95                   Wolverine Equities (Staubach)
--------------------------------------------------------------------------------
   96                   Wolverine Equities (Staubach)
--------------------------------------------------------------------------------
   97           Benderson 93-1 Trust & Benderson Development
--------------------------------------------------------------------------------
   98                            Devoe Moore
--------------------------------------------------------------------------------
   99           Benderson 93-1 Trust & Benderson Development
--------------------------------------------------------------------------------
  100           Benderson 93-1 Trust & Benderson Development
--------------------------------------------------------------------------------
  101                               Gross
--------------------------------------------------------------------------------
  102                              Wiesel
--------------------------------------------------------------------------------
  103                     UTFRA Limited Partnership
--------------------------------------------------------------------------------
  104                     UTFRA Limited Partnership
--------------------------------------------------------------------------------
  105                     UTFRA Limited Partnership
--------------------------------------------------------------------------------
  106                     UTFRA Limited Partnership
--------------------------------------------------------------------------------


                                                                                                     RELATED
CONTROL                     TENANT/                             LEASE                                  LOAN
 NUMBER                 LEASE GUARANTOR                         TYPE                               CONTROL #'S
-------                 ---------------                         -----                              -----------

  107                 Rite Aid Corporation                      Bond                                   None
------------------------------------------------------------------------------------------------------------------------------------
  108                 Rite Aid Corporation                      Bond                                   None
------------------------------------------------------------------------------------------------------------------------------------
  109                 Rite Aid Corporation                   Double Net                                None
------------------------------------------------------------------------------------------------------------------------------------
  110                 Rite Aid Corporation                   Double Net                                None
------------------------------------------------------------------------------------------------------------------------------------
  111                 Rite Aid Corporation                   Triple Net                                None
------------------------------------------------------------------------------------------------------------------------------------
  112                 Rite Aid Corporation                      Bond                                   None
------------------------------------------------------------------------------------------------------------------------------------
  113              Time Warner/Adv. Newhouse                    Bond                                   None
------------------------------------------------------------------------------------------------------------------------------------



CONTROL                                       IDENTITY OF
 NUMBER                                      RELATED PARTY
-------                                      -------------

  107                                            Alter
--------------------------------------------------------------------------------
  108                          Borra Enterprises, LLC & Charles J. Sher
--------------------------------------------------------------------------------
  109
--------------------------------------------------------------------------------
  110
--------------------------------------------------------------------------------
  111
--------------------------------------------------------------------------------
  112                                     GSJ Realty Partners
--------------------------------------------------------------------------------
  113
--------------------------------------------------------------------------------

                                    XLIII(B)



                 IDENTITY OF                      TOTAL AMOUNT          % OF
                RELATED PARTY                     OF CTL POOL         CTL POOL
                -------------                     ------------        --------

U.S. Realty Advisors & SunAmerica               $111,711,698.87         17.29%
--------------------------------------------------------------------------------
Corporate Realty                                $100,532,296.51         15.56%
--------------------------------------------------------------------------------
Benderson Development                           $88,318,519.86          13.67%
--------------------------------------------------------------------------------
UTFRA Limited Partnership                       $44,802,912.20           6.93%
--------------------------------------------------------------------------------
Wolverine Equities (Staubach)                   $42,972,807.64           6.65%
--------------------------------------------------------------------------------
Furniture Development Corporation               $21,947,137.00           3.40%
--------------------------------------------------------------------------------
Devoe Moore                                     $21,780,643.14           3.37%
--------------------------------------------------------------------------------

                                  Schedule II


    FILE
   CONTROL           COMMON                          PROPERTY                            PROPERTY                 PROPERTY
   NUMBER          TENANT NAME                       STREET ADDRESS                      CITY                       STATE
   -------         -----------                       --------------                      ----                       -----

      2      Allegheny General Hospital              420 East North St.                  Pittsburgh                   PA
      4      Baptist Hospital, Inc.                  2011 Murphy                         Nashville                    TN
     11      Circuit City Stores, Inc.               36300 Warren Rd                     Westland                     MI
     14      Circuit City Stores, Inc.               3475 William Penn HWY               Wilkins Township             PA
     21      Giant Food, Inc.                        11200 Main Street                   Fairfax                      VA
     48      Kmart Corp                              310 Gardner Rd                      Taft                         CA
     49      Kmart Corp                              Orchard & Clara Aves.               Ukiah                        CA
     50      Kmart Corp                              375 E. Allesandro Blvd.             Riverside                    CA
     51      Kmart Corp                              33201 Van Dyke Ave.                 Sterling Heights             MI
     53      County of Monroe, New York              50 West Main St.                    Rochester                    NY
     54      Nine West Group, Inc.                   1111-1113 Westchester Ave.          White Plains                 NY
     76      Rite Aid Corporation                    2809 E. Cleveland Blvd.             Caldwell                     ID
     77      Rite Aid Corporation                    204 Park Ave.                       Carrolton                    KY
     78      Rite Aid Corporation                    308 Parkway Dr.                     Salyersville                 KY
     90      Rite Aid Corporation                    Salem &  Grand Ave.                 Dayton                       OH
     91      Rite Aid Corporation                    34321 Center Ridge Road             N. Ridgeville                OH
     92      Rite Aid Corporation                    27299 Chagrin Boulevard             Woodmere                     OH
     97      Rite Aid Corporation                    507 W. Elk Ave.                     Elizbethton                  TN
     99      Rite Aid Corporation                    2917 Brandon Ave, S.W.              Roanoke                      VA
     100     Rite Aid Corporation                    1500 W Beverly St.                  Staunton                     VA

                                 Exhibit III-I


        FILE
      CONTROL       COMMON                                     PROPERTY                          PROPERTY         PROPERTY
       NUMBER       TENANT NAME                                STREET ADDRESS                    CITY              STATE
      -------       -----------                                --------------                    ----              -----

CONSTRUCTION LOANS

          3         Allegheny General Hospital                 Federal St./W.N. Ave              Pittsburgh          PA
          4         Baptist Hospital, Inc.                     2011 Murphy                       Nashville           TN
         53         County of Monroe, New York                 50 West Main St.                  Rochester           NY
         57         Northwestern Human Svcs, Inc.              Coal Township                     Northumberland      PA
        113         Time Warner Entertainment, L.P.            US Highway 92                     Auburndale          FL

BALLOON LOANS

         68         Rite Aid Corporation                       1175 Second Street                Brentwood           CA
         69         Rite Aid Corporation                       8585 Elk Grove Blvd.              Elk Grove           CA
         70         Rite Aid Corporation                       1935 N Street                     Newman              CA
         74         Rite Aid Corporation                       1123 Donner Pass Road             Truckee             CA
         75         Rite Aid Corporation                       1271 Main St.                     Watertown           CT
         76         Rite Aid Corporation                       2809 E. Cleveland Blvd.           Caldwell            ID
         77         Rite Aid Corporation                       204 Park Ave.                     Carrolton           KY
         78         Rite Aid Corporation                       308 Parkway Dr.                   Salyersville        KY
         79         Rite Aid Corporation                       27050 John R. Road                Madison Hgts.       MI
         80         Rite Aid Corporation                       416 Daniel Webster HWY            Merrimack           NH
         81         Rite Aid Corporation                       86 Elm St.                        Milford             NH
         82         Rite Aid Corporation                       160 Washington Ave.               Carteret            NJ
         83         Rite Aid Corporation                       8530 W. Lake Mead Blvd.           Las Vegas           NV
         84         Rite Aid Corporation                       400 Suffolk Ave.                  Brentwood           NY
         85         Rite Aid Corporation                       2532-54 86th St.                  Brooklyn            NY
         86         Rite Aid Corporation                       Rt 9 W & Cauterskill              Catskill            NY
         87         Rite Aid Corporation                       SEC Rt 9 & 11                     Champlain           NY
         88         Rite Aid Corporation                       2 Central Ave.                    Ravena              NY
         89         Rite Aid Corporation                       E. 71st & Harvard                 Cleveland           OH
         90         Rite Aid Corporation                       Salem &  Grand Ave.               Dayton              OH
         91         Rite Aid Corporation                       34321 Center Ridge Road           N. Ridgeville       OH
         92         Rite Aid Corporation                       27299 Chagrin Boulevard           Woodmere            OH
         93         Rite Aid Corporation                       90 "B" Avenue                     Lake Oswego         OR
         94         Rite Aid Corporation                       435 Liberty St, N.E.              Salem               OR
         95         Rite Aid Corporation                       5100 Library Road                 Bethel Park         PA
         96         Rite Aid Corporation                       5400 Rising Sun Avenue            Philadelphia        PA
         97         Rite Aid Corporation                       507 W. Elk Ave.                   Elizbethton         TN
         98         Rite Aid Corporation                       3460 S. 5600 West                 West Valley         UT
         99         Rite Aid Corporation                       2917 Brandon Ave, S.W.            Roanoke             VA
        100         Rite Aid Corporation                       1500 W Beverly St.                Staunton            VA
        101         Rite Aid Corporation                       1660 Independence Blvd.           Virginia Beach      VA
        102         Rite Aid Corporation                       9 Susie Wilson Rd.                Essex Junction      VT
        103         Rite Aid Corporation                       US Rt 7                           Middlebury          VT
        104         Rite Aid Corporation                       700 S. Main Street                Ellensburg          WA
        105         Rite Aid Corporation                       1630 Grand Ave.                   Pullman             WA
        106         Rite Aid Corporation                       5606 Summitview Ave.              Yakima              WA
        107         Rite Aid Corporation                       3175 W. DuPont Ave                Belle               WV

                                 Exhibit III-II


  FILE
CONTROL        COMMON                                      PROPERTY                         PROPERTY                    PROPERTY
 NUMBER      TENANT NAME                                   STREET ADDRESS                   CITY                         STATE
-------      -----------                                   --------------                   ----                         -----

   16   Eckerd Corporation                                 414 Atlantic Blvd.               Neptune Beach                  FL
   17   Federal Insurance Company                          12 Vreeland Rd.                  Florham Park                   NJ
   21   Giant Food, Inc.                                   11200 Main Street                Fairfax                        VA
   24   Health Ins. Plan of Greater NY                     96-10 Metropolitan Ave.          Forest Hills                   NY
   45   Home Depot U.S.A., Inc.                            7200 S. Cicero Avenue            Bedford Park                   IL
   52   Times Mirror Company                               23252 Moulton Pkwy.              Laguna Hills                   CA
   53   County of Monroe, NY                               50 West Main St.                 Rochester                      NY
   58   Office Depot, Inc.                                 7420-7444 Brook Park Rd.         Brooklyn                       OH
   60   The Golub Corporation (Price Chooper)              Lot 2, North Main St.            St. Albans                     VT
  109   Rite Aid Corporation                               939 US 31 South                  Traverse City                  MI
  110   Rite Aid Corporation                               5 Saco Ave.                      Old Orchard Beach              ME
  111   Rite Aid Corporation                               10-20 West Main Street           Landsdale                      PA

                                Exhibit III-III


  FILE
CONTROL         COMMON                                     PROPERTY                         PROPERTY                    PROPERTY
 NUMBER       TENANT NAME                                  STREET ADDRESS                   CITY                         STATE
-------       -----------                                  --------------                   ----                         -----

   16   Eckerd Corporation                                 414 Atlantic Blvd.               Neptune Beach                  FL
   17   Federal Insurance Company                          12 Vreeland Rd.                  Florham Park                   NJ
   21   Giant Food, Inc.                                   11200 Main Street                Fairfax                        VA
   24   Health Ins. Plan of Greater NY                     96-10 Metropolitan Ave.          Forest Hills                   NY
   45   Home Depot U.S.A., Inc.                            7200 S. Cicero Avenue            Bedford Park                   IL
   52   Times Mirror Company                               23252 Moulton Pkwy.              Laguna Hills                   CA
   53   County of Monroe, NY                               50 West Main St.                 Rochester                      NY
   58   Office Depot, Inc.                                 7420-7444 Brook Park Rd.         Brooklyn                       OH
   60   The Golub Corporation (Price Chooper)              Lot 2, North Main St.            St. Albans                     VT
  109   Rite Aid Corporation                               939 US 31 South                  Traverse City                  MI
  110   Rite Aid Corporation                               5 Saco Ave.                      Old Orchard Beach              ME
  111   Rite Aid Corporation                               10-20 West Main Street           Landsdale                      PA

                                Exhibit III-VIII


  FILE
CONTROL         COMMON                                     PROPERTY                         PROPERTY                    PROPERTY
 NUMBER       TENANT NAME                                  STREET ADDRESS                   CITY                         STATE
-------       -----------                                  --------------                   ----                         -----

   16   Eckerd Corporation                                 414 Atlantic Blvd.               Neptune Beach                  FL
   17   Federal Insurance Company                          12 Vreeland Rd.                  Florham Park                   NJ
   21   Giant Food, Inc.                                   11200 Main Street                Fairfax                        VA
   24   Health Ins. Plan of Greater NY                     96-10 Metropolitan Ave.          Forest Hills                   NY
   45   Home Depot U.S.A., Inc.                            7200 S. Cicero Avenue            Bedford Park                   IL
   52   Times Mirror Company                               23252 Moulton Pkwy.              Laguna Hills                   CA
   53   County of Monroe, NY                               50 West Main St.                 Rochester                      NY
   58   Office Depot, Inc.                                 7420-7444 Brook Park Rd.         Brooklyn                       OH
   60   The Golub Corporation (Price Chooper)              Lot 2, North Main St.            St. Albans                     VT
  109   Rite Aid Corporation                               939 US 31 South                  Traverse City                  MI
  110   Rite Aid Corporation                               5 Saco Ave.                      Old Orchard Beach              ME
  111   Rite Aid Corporation                               10-20 West Main Street           Landsdale                      PA

                                 Exhibit III-IX


  FILE
CONTROL         COMMON                                     PROPERTY                         PROPERTY                    PROPERTY
 NUMBER       TENANT NAME                                  STREET ADDRESS                   CITY                         STATE
-------       -----------                                  --------------                   ----                         -----

   16   Eckerd Corporation                                 414 Atlantic Blvd.               Neptune Beach                  FL
   17   Federal Insurance Company                          12 Vreeland Rd.                  Florham Park                   NJ
   21   Giant Food, Inc.                                   11200 Main Street                Fairfax                        VA
   24   Health Ins. Plan of Greater NY                     96-10 Metropolitan Ave.          Forest Hills                   NY
   45   Home Depot U.S.A., Inc.                            7200 S. Cicero Avenue            Bedford Park                   IL
   52   Times Mirror Company                               23252 Moulton Pkwy.              Laguna Hills                   CA
   53   County of Monroe, NY                               50 West Main St.                 Rochester                      NY
   58   Office Depot, Inc.                                 7420-7444 Brook Park Rd.         Brooklyn                       OH
   60   The Golub Corporation (Price Chooper)              Lot 2, North Main St.            St. Albans                     VT
  109   Rite Aid Corporation                               939 US 31 South                  Traverse City                  MI
  110   Rite Aid Corporation                               5 Saco Ave.                      Old Orchard Beach              ME
  111   Rite Aid Corporation                               10-20 West Main Street           Landsdale                      PA

                                Exhibit III-XIII

     TENANT/GUARANTOR
     ----------------

     Rite Aid Corporation
     Allegheny General Hospital
     Circuit City Stores, Inc.
     Nine West Group, Inc.
     Fred Meyer, Inc.
     Q Clubs, Inc.
     Northwestern Human Services, Inc.
     Heilig-Meyers Company
     Baptist Hospital, Inc.
     Kmart Corp.
     Home Depot U.S.A., Inc.
     Federal Insurance Company
     County of Monroe
     Health Insurance Plan of Greater New York
     The Golub Corporation (Price Chopper)
     Allegheny Hospitals, Centennial
     Giant Food, Inc.
     Office Depot, Inc.
     The Times Mirror Company
     Time Warner Entertainment, L.P.
     Eckerd Corp.

                                Exhibit III-XIX

FILE
CONTROL                       COMMON              PROPERTY
NUMBER                      TENANT NAME           ADDRESS
-------                     -----------           --------

55, 56, & 57     Northwestern Human Services, Inc.     40 Properties in PA & NJ

                                 Exhibit III-XX

                                      NONE

                                Exhibit III-XXII


  FILE
CONTROL                 COMMON                 PROPERTY               PROPERTY          PROPERTY
 NUMBER               TENANT NAME            STREET ADDRESS           CITY              STATE
-------               -----------            --------------           ----              -----

21                  Giant Food, Inc.         11200 Main Street        Fairfax             VA


The Tenant makes all ground lease payments directly to ground lessor out of rents due borrower.

                               Exhibit III-XXIII


  FILE
CONTROL             COMMON                        PROPERTY                       PROPERTY              PROPERTY
 NUMBER           TENANT NAME                     STREET ADDRESS                 CITY                    STATE
-------           -----------                     --------------                 ----                    -----

    3   Allegheny General Hospital                 Federal St./W.N. Ave          Pittsburgh               PA
    4   Baptist Hospital, Inc.                     2011 Murphy                   Nashville                TN
   53   County of Monroe, New York                 50 West Main St.              Rochester                NY
   57   Northwestern Human Svcs, Inc.              Coal Township                 Northumberland           PA
  113   Time Warner Entertainment, L.P.            US Highway 92                 Auburndale               FL